UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report June 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Global Infrastructure Fund	FGIAX	FGNCX	FGNRX	—	FGIYX
Nuveen Real Asset Income Fund	NRIAX	NRICX	—	—	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FRLCX	FRSSX	FREGX	FARCX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). The new agreements have been approved by shareholders of your fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 25, 2014

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Portfolio Managers’

Comments

Nuveen Global Infrastructure Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. For the Nuveen Global Infrastructure Fund, Jay L. Rosenberg has been the lead portfolio manager and John G. Wenker has been the co-portfolio manager since its inception in 2007. Tryg T. Sarsland was added as a co-portfolio manager to the Fund in December 2012. For the Nuveen Real Asset Income Fund, Jay has been the lead portfolio manager, while John and Jeffrey T. Schmitz, CFA, have co-managed the Fund since its inception in 2011. For the Nuveen Real Estate Securities Fund, Jay has served as lead portfolio manager since he joined the Fund’s management team in 2005. John, who serves as a co-portfolio manager, joined the team in 1999, while Scott C. Sedlak joined the team as a co-portfolio manager in 2011. On the following pages, the portfolio management teams for these Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended June 30, 2014.

Shareholders should note that beginning January, 2014, the Nuveen Real Asset Income Fund began declaring a daily dividend that will be distributed to shareholders on or near the first business day of the following month.

Nuveen Global Infrastructure Fund

How did the Fund perform during the six-month reporting period ended June 30, 2014?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the six-month, one-year, five-year and since inception periods ended June 30, 2014. For the six-month reporting period ending June 30, 2014, the Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average, but underperformed the S&P Global Infrastructure Index.

What strategies were used to manage the Fund during the six-month reporting period ended June 30, 2014, and how did these strategies influence performance?

The Fund seeks to provide capital appreciation and income potential by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the reporting period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that own and operate long life assets that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market in the short term. We have exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

During the six-month reporting period, the global infrastructure sector (as measured by the S&P Global Infrastructure Index) posted a 16% return, outperforming the broad U.S. equity markets (S&P 500 Index) by nearly 9%. The sector also outpaced the global markets

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

(MSCI ACWI Index) by approximately 10% as the equity markets continued to favor more defensive names with highly visible cash flows. The Fund’s performance versus its peers benefited from strong results in several sectors, including master limited partnerships (MLPs), logistics, alternative energy and electric transmission. On the other hand, the electric utilities and pipeline sectors were the most significant detractors and contributed to the Fund’s underperformance versus the S&P Global Infrastructure Index. Also, given the strong rally in the infrastructure asset class, any cash in the Fund served as a drag on relative performance. We averaged slightly less than 2% of the Fund in cash during the reporting period, which is typical and necessary to provide ample liquidity.

The leading positive contributor to the Fund’s relative performance was the MLP sector, both in terms of security selection and an overweight versus the index. During the reporting period, the Fund averaged slightly more than a 4% weight to the MLP space and performed well. In general, pipeline MLPs were supported by substantially increased oil and natural gas production domestically due to hydraulic fracturing. Stable to declining interest rates through mid-year also benefited this capital intensive industry, while investor demand for companies that pay attractive dividends has been a tailwind in the low interest rate environment as well. In addition, many of the names held in this sector were further buoyed during the reporting period by a mid-June announcement by one of the Fund’s pipeline holdings, Williams Companies, Inc., of its acquisition of one of our MLP holdings, Access Midstream Partners, L.P. Many other MLPs thought to be potential takeover candidates also rose substantially in price after this announced transaction, which benefited the Fund.

The second most significant contributor to the Fund’s relative performance was stock selection in the logistics sector. Europe’s market continued to be buoyed by declining sovereign yields and healing overall in sovereign credits, which bolstered the return of our European holdings in logistics. However, this same trend also led to performance detraction in the electric utilities sector, which will be discussed later, due to the Fund’s underexposure versus the index in cyclical or commodity exposed names within Europe.

In the alternative energy sector, the strategy benefited from its previous ownership of and participation in new listings for “yield cos” that are being brought to market by utilities, developers and conglomerates as they segregate out their alternative energy assets and list them on exchanges as standalone companies. These spin-outs take advantage of capital availability for higher yielding more defensive structures, tax breaks for renewable energy and guaranteed offtake agreements (an agreement between a producer and a buyer of a resource to purchase or sell portions of the producer’s future production), which allow the power producers to sell the energy they create at a contracted price giving the companies better cash flow visibility. Many of these yield companies also have significant growth potential as the parent company commits to continued “drop downs” of primarily wind and solar assets into these structures after agreements to sell the power have been signed. Most of these shares have seen significant investor demand and have performed well since their listings.

In the electric transmission sector, an emerging market position, Power Grid Corporation of India, performed well in the Fund. This holding benefited as India’s stock market rebounded fairly significantly after an extended period of weakness. The election of a new Indian Prime Minister pushed up stocks on optimism about a revival in growth prospects for the country via structural reform.

In terms of detractors, underperformance within electric utilities was mostly due to our underweight position versus the index, plus a modest drag from security selection. As is typical for this Fund, we maintained a significantly lower weight to the electric utilities sector overall, especially in the power price sensitive names that make up the majority of the benchmark. We shy away from owning independent power producers (IPPs) that derive the majority of their cash flows from selling electric power to utilities and the general public unless they have guaranteed offtake agreements that give us higher comfort about the consistency of expected cash flows. We don’t believe IPPs that sell most of their energy on spot markets generally fit within this strategy’s infrastructure mandate as the power market is more affected by the economic cycle due to supply and demand, which leads to volatility of revenue that exceeds our comfort level. However, IPPs performed very well, which hindered the Fund’s results versus the benchmark due to our underweights to companies like Exelon Corporation and Public Service Enterprise Group Inc. in the U.S., and Iberdrola SA in Spain and not holding Enel S.p.A. in Italy. The biggest driver of the strong returns for the two European names was the massive compression in risk premiums as sovereign debt yields declined in Europe. The U.S. holdings advanced as interest rates fell and more defensive stocks outperformed. Our focus in the electric utilities sector continues to be on investing in stable, regulated companies with long term contracts or concessions. We continue to seek out opportunities in companies that have some kind of a catalyst or above average growth potential to help them perform better should rates rise.

6	Nuveen Investments

The performance shortfall in pipelines was mostly due to our underweight positions versus the index in Williams Companies and not holding Cheniere Energy, Inc., which was in the index. Cheniere constructs and operates liquefied natural gas (LNG) export facilities. The company also possesses contracts for offtake of the natural gas, but it doesn’t own any pipeline assets and has yet to produce positive cash flow. For these reasons, we don’t believe the company is currently appropriate for the Fund. However, during the reporting period, Cheniere’s stock performed well as legislation was passed that effectively made LNG exportation more difficult due to a change in the regulatory process. This gave Cheniere an advantage because the company already has one facility under construction and has secured permits for others, which puts it in a stronger competitive position. As mentioned above, Williams Companies’ shares performed well after it announced the purchase of a company that it already owned a substantial amount of: Access Midstream. This transaction will increase the quality of its existing asset profile and move it into a more pure play general partner position, while the expected growth in cash flow for Williams due to the transaction appeared to be immediately accretive. The Fund had a modest underweight in this name before the announcement as Williams is a very large weight in the benchmark.

During the reporting period, we continued to stick with our previously stated strategy of seeking out companies that have stronger growth potential as a way to offset the impact that rising rates will have on their existing asset bases. We substantially increased the Fund’s weight in the alternative energy sector largely through IPO participation in “yield cos” new issues, which fit well given the expected growth from parent company asset drop-downs. From a relative value perspective, we reduced the Fund’s overall weight to MLPs following their strong returns during the reporting period, while adding approximately the same amount to electric utilities. While electric utilities performed well, we perceived a short term opportunity in some names that have underperformed several other infrastructure sectors. Even with the addition, the Fund maintains its significant underweight in the electric utilities sector relative to the benchmark.

Nuveen Real Asset Income Fund

How did the Fund perform during the six-month reporting period ended June 30, 2014?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the six-month, one-year and since inception periods ended June 30, 2014. For the six-month reporting period ending June 30, 2014, the Fund’s Class A Shares at net asset value (NAV) performed in line with the Real Asset Income Blend Benchmark, and outperformed the Barclays U.S. Corporate High Yield Index and the Lipper classification average.

What strategies were used to manage the Fund during the six-month reporting period ended June 30, 2014, and how did these strategies influence performance?

The Fund seeks to provide a high level of current income and the potential for capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital markets. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focus on owning those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

During the six-month reporting period, the various “real assets” categories represented in the Fund showcased strong results, spurred on by falling interest rates and a market shift toward more defensive areas. Real estate investment trust (REIT) common equities produced the strongest returns within the blended benchmark as the MSCI U.S. REIT Index advanced over 17% for the six-month reporting period. REIT preferreds, which typically have longer durations, also benefited from declining rates as the BofA Merrill Lynch REIT Preferred Index gained 17%. Global infrastructure common equities, as measured by the S&P Global Infrastructure Index, were

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

close behind with a 16% return. All three of these areas outperformed the broad U.S. equity market (S&P 500 Index) and the global markets (MSCI ACWI Index) by approximately 9% or more. The high yield bond market continued to perform well on the back of muted volatility, the low default environment and well-contained Treasury rates; the segment gained 5% for the six-month reporting period as measured by the Barclays U.S. Corporate High Yield Index.

The Fund continued to generate a higher level of yield than its Real Asset Income Blend benchmark, while experiencing particularly favorable results from three of its five major segments. The Fund’s top performing area for the six-month reporting period was high yield debt, followed by REIT common equity and infrastructure common equity. The infrastructure preferred and REIT preferred portions of the Fund detracted on a relative basis, while both posting solid absolute returns.

The high yield debt portion of the Fund was the strongest performing area on a relative basis during the reporting period. We benefited from favorable security selection versus the benchmark and additionally the allocation effect of being underweight high yield compared to the custom benchmark. While the high yield bond market did underperform equities, it continued to hold up relatively well. Following the pattern that persisted late last year and into this year’s first half, high yield spreads continued to tighten versus Treasuries on the strength of improved technicals (i.e. renewed inflows into the market and a market friendly outlook postured by the Fed) and the continued low default environment. Despite some geopolitical tensions and a slower U.S. economy than anticipated, the spread between high yield and Treasuries tightened by another 45 basis points during the six-month reporting period. Some of the outperformance in the Fund’s high yield bond portfolio was due to the decline in 10-year Treasury rates as our portfolio generally had a longer duration (interest rate sensitivity) than the benchmark, particularly earlier in the reporting period. This longer duration was the result of several purchases that were in the 8-10 year portion of the yield curve as issuers tried to lock in longer term financing. We wanted to take advantage of these attractive bonds that were brought to market by issuers that we know well and like, and that fit the Fund’s real asset mandate. We were also able to take advantage of some volatility within the market, which created favorable relative value trading opportunities. The Fund benefited as we were able to sell some premium bonds that had performed well and re-deploy the proceeds into new issue bonds consistent with our infrastructure mandate that came to market at a slight discount.

In the REIT common equity segment of the Fund, we benefited from significant exposure to U.S. health care REITs, which performed well led by some of the smaller-cap stocks that we owned. The Fund experienced particularly favorable results from Aviv REIT, Inc. a company that specializes in the ownership and leasing of skilled nursing home facilities. We bolstered our weight in Aviv REIT during the reporting period and its shares advanced strongly.

The Fund also benefited from our favorable stock selection among a number of industries within the infrastructure common equity space; however, an underweight to this strongly advancing sector offset much of this strength. In the logistics sector, for example, the Fund saw strong results from a position in European post office Bpost SA de Droit Public. Europe’s market continued to be buoyed by declining sovereign yields and healing overall in sovereign credits, which bolstered the return of this holding. Also, in the alternative energy sector, the Fund benefited from its previous ownership of and participation in new listings for “yield cos” that are being brought to market by utilities, developers and conglomerates as they segregate out their alternative energy assets and list them on exchanges as standalone companies. These spin-outs take advantage of capital availability for higher yielding more defensive structures, tax breaks for renewable energy and guaranteed offtake agreements, which allow the power producers to sell the energy they create at a contracted price giving the companies better cash-flow visibility. We believe many of these yield cos also have significant growth potential as the parent company commits to continued “drop downs” of primarily wind and solar assets into these structures after agreements to sell the power have been signed. Most of these shares have seen significant investor demand and have performed very well since their listings. Finally, we had a standout in the electric utilities area of infrastructure common equity. Pepco Holdings, Inc., a mid-Atlantic based regulated utility, saw its stock price jump in late April after Exelon announced an acquisition of the firm in an all-cash deal.

In the REIT preferred segment, we had no meaningful detractors in terms of individual securities, but more of a broad underperformance of non-rated securities, which make up the majority of our portfolio. We like these non-rated securities as we believe they offer protection against rising interest rates as they have a much larger spread to Treasuries; however, they slightly underperformed rated names as rates fell during the period.

8	Nuveen Investments

While the performance of our infrastructure preferred segment was solid, it underperformed the total return of our benchmark. We have virtually no overlap between our infrastructure preferred/hybrid portfolio and the benchmark, which is comprised primarily of U.S. domiciled REIT and financial preferreds. Our infrastructure preferred exposure is mostly in European and international hybrid securities, which have performed consistently over the past year. Conversely, U.S. domiciled preferreds sold off significantly in the summer and fall of 2013 after the Fed hinted at tapering; therefore, the market saw these securities bounce back fairly strongly during the period, which led to the underperformance versus the benchmark.

In terms of the Fund’s asset class weights, we continued to move toward increased duration protection by maintaining lower fixed income exposure and generally decreasing fixed rate long duration assets, particularly the fixed-rate cumulative perpetual preferreds in the REIT area, and into other areas of the capital structure. We continued to seek out attractive opportunities in common equities and non-equity types of securities that have equity optionality or equity like features, such as perpetual bonds, hybrids, convertible debt and convertible preferreds. We believe that companies with less sensitivity to interest rate moves and higher growth potential will most likely outperform as we approach the end of the Fed’s monthly bond purchases and look toward an eventual increase in the fed funds rate. Although this shift has caused the portfolio’s gross yield to fall slightly, it still remains well above our overall yield hurdle.

This shift increased the Fund’s overall exposure to common equities, which has historically been somewhere between 40%-55% and ended the reporting period at the top end of that range. Within the Fund’s common equity exposure, we have approximately equal distribution between infrastructure and real estate versus our target benchmark allocation, which has infrastructure common equity at roughly twice the weight of REIT common equity. Given where sovereign yields are at in Europe versus the 10-year Treasury, we ended the reporting period below target in infrastructure common equity exposure because we see a bottoming to the dramatic decline in European sovereign yields that has fueled returns in this segment. At the same time, we are finding some interesting ideas and value opportunities in certain parts of real estate; therefore, we expect real estate common equity will continue to be either an equal weight or an overweight versus infrastructure common.

The Fund’s infrastructure preferred/hybrid exposure ended the period around 17%, while the REIT preferred exposure is now about 14% of the Fund, which is underweight our target allocation by about 6%. In the REIT preferred segment of the Fund, we don’t have as much opportunity to choose securities with equity optionality or floating rate exposure that we are finding in the infrastructure preferred segment.

High yield debt exposure ended the reporting period at 14% of the Fund, its lowest level since we launched in 2011. We continued to primarily own bonds of U.S. issuers while looking for opportunities to invest in bonds of European and emerging market issuers. Our largest sector concentrations are pipelines, hospitals, technology infrastructure and waste handlers. Also, during the six-month reporting period, we lowered the duration (interest rate risk) of the high yield debt portfolio through the sale of U.S. Treasury futures. The high yield debt portfolio’s duration had increased to a level moderately higher than the index a result of longer duration, newly issued bonds we purchased earlier in the reporting period. We found the creditworthiness of the underlying issuers attractive, but the inclusion of these bonds extended the portfolio duration higher than we were comfortable with, given the outlook for rising interest rates in the future. We sold sufficient Treasury futures to bring the duration in line with the high yield benchmark and believe this will better position the high yield debt portfolio for the eventual rise in interest rates. The investment in futures had a modestly negative effect on performance, as interest rates moved lower. In the months ahead, we anticipate running a fairly duration-neutral high yield debt portfolio versus the index and maintaining an underweight to the asset class in favor of equities.

The Fund’s U.S. versus non-U.S. exposure stayed close to historical averages during the reporting period with approximately a 60/40 split. The equity and preferred portions of the Fund are near our long-term target of roughly 50% U.S. exposure and 50% non-U.S. exposure; however, the high yield debt portion gravitates toward slightly higher domestic exposure because the U.S. debt market is more advanced and has broader opportunities in terms of types of investments. Also, we are seeing an increasing number of foreign issuers coming to the U.S. debt market to issue bonds, giving the high yield debt portfolio exposure to overseas markets within the framework and liquidity of the U.S. market.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Nuveen Real Estate Securities Fund

How did the Fund perform during the six-month reporting period ended June 30, 2014?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended June 30, 2014. For the six-month reporting period ending June 30, 2014, the Fund’s Class A Shares at net asset value (NAV) outperformed the MSCI U.S. REIT Index and the Lipper classification average.

What strategies were used to manage the Fund during the six-month reporting period ended June 30, 2014, and how did these strategies influence performance?

The Fund seeks to provide above average income potential and long-term capital appreciation by investing in income producing common stocks of publicly traded companies engaged in the real estate industry. During the reporting period, we continued to implement the Fund’s strategy of investing on a relative value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector neutral manner (with a couple of notable exceptions within the health care and net lease sectors) with a goal of providing a well-diversified portfolio of public real estate stocks to our shareholders. A sector neutral approach reduces the impact of any one property type on performance. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

Reversing 2013’s trend, the public commercial real estate sector significantly outperformed the broad U.S. stock market by more than 10% year-to-date through June 30, 2014 amid an environment where interest rates in the U.S. continued to fall and the defensive sectors of the market outperformed. As measured by the MSCI U.S. REIT Index, the public commercial real estate sector gained 17% year-to-date versus the S&P 500® Index’s return of 7%. Real estate investment trust (REIT) fundamentals remained stable as the majority of these companies generally have solid balance sheets and growing dividend yields as they pass through much of the income growth they have experienced to shareholders. The tailwinds in the space during the six-month reporting period were a result of declining interest rates, solid underlying fundamentals, and better economic and jobs data. Investors also recognized value in the REIT space and moved back into the sector after its dramatic underperformance versus other U.S. equities in 2013. In addition, investors were drawn to the REIT space for the income these companies provide especially given the low absolute yields offered in broader equities and traditional fixed income instruments. Relative to historic averages, REITs still enjoy a low cost of capital, while the outlook for operating fundamentals is largely unchanged. Net operating income across the space appears poised for another year of growth above long term averages and supply in most major property sectors continues to be well contained.

The Fund’s performance versus the MSCI U.S. REIT Index and its peers benefited from strong results in several sectors, including office, net lease and shopping malls. The only property sector within the Fund that had underperformance versus the benchmark worth noting was community centers. However, given the strong rally in the REIT asset class, any cash in the Fund served as a drag on relative performance. We averaged slightly less than 2% of the Fund in cash during the six-month reporting period, which is typical and necessary to provide ample liquidity.

The leading positive contributor to the Fund’s performance during the reporting period was the office sector. The majority of the outperformance was driven by stock selection within the group and was a direct result of our relative value process. Last year, high quality office names with lower cap rates began trading at relative discounts versus history to their high beta, lower quality peers after substantial outperformance by the latter. These high quality companies were almost completely left out of the rally as higher yielding names worked in the first half of 2013 and high beta companies with higher one-year expected growth rates worked in the second half of the year after the jump in interest rates during the summer. We believed the market was underappreciating companies with high-quality property portfolios and management teams that had historically produced strong returns relative to their peers and still possessed attractive intermediate and long-term growth expectations. Therefore, we positioned the Fund with overweights to companies like Boston Properties, Inc. and Vornado Realty Trust, and these companies made up ground during the reporting period. Also, a substantial overweight to Kilroy Realty Corporation within the office space helped drive relative outperformance for the Fund.

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The Fund also experienced positive results in the net lease sector, which were almost entirely due to its significant underweight to American Realty Capital Properties, Inc. We have held an underweight position in American Realty Capital for quite some time as the company has been aggressive in terms of its external growth through acquisition. Our concern has been whether or not that growth will be a positive for the company over the long term and how well the additional assets could be integrated into the company. During the reporting period, investors questioned the ability of American Realty Capital to continue to grow as rapidly in this fashion. Therefore, the company decided to sell some of the newly acquired assets, raise equity capital and make other asset purchases, all of which added to the uncertainty surrounding the name and its stock price suffered as a result. American Realty Capital represents the largest net lease weight in the index.

The shopping mall sector also contributed favorably to the Fund’s outperformance, driven again by stock selection. Our thesis within this sector was somewhat analogous to the office sector as we had positioned the Fund with a quality bias after demonstrable underperformance last year. While retail slightly lagged some other sectors within commercial real estate from an absolute return perspective, our underweight positions in select mall owners with somewhat lower-quality property profiles drove the Fund’s relative outperformance in the sector versus the benchmark.

In the community center (strip malls) sector, stock selection was the primary driver of underperformance and was dominated by an overweight to Kite Realty Group Trust. The company announced an acquisition of Inland Diversified, which resulted in some near term underperformance for its shares as the market worried about integration and a flow back of shares as this was a stock, not a cash, acquisition. The merger does, however, increase the scale and diversity of Kite Realty, which we believe will drive other longer term benefits as a result. For that reason, we will likely maintain the Fund’s overweight to Kite Realty based on the longer-term outlook as well as its attractive short term valuation relative to its peer group.

In terms of changes during the reporting period, we maintained the Fund’s positioning with only minor adjustments at the margin. We continued to favor higher quality companies and maintained a bias toward companies that operate under shorter lease terms. That positioning is reflected in our underweight positions in the health care and net lease sectors, although we did modestly narrow the Fund’s health care underweight during the reporting period, as well as its overweight to self-storage. We believe companies with shorter lease durations will benefit from the ability to re-price leases more quickly in what we anticipate will be an environment of modestly upward trending interest rates in the second half of 2014.

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Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Global Infrastructure Fund

Mutual fund investing involves risk; principal loss is possible. Concentration in infrastructure-related securities involves sector risk and concentration risk, particularly greater exposure to adverse economic, regulatory, political, legal, liquidity, and tax risks associated with MLPs and REITS. Foreign investments involve additional risks including currency fluctuations and economic and political instability. These risks are magnified in emerging markets. Common stocks are subject to market risk or the risk of decline. Small- and mid-cap stocks are subject to greater price volatility. The use of derivatives involves substantial financial risks and transaction costs. The Fund’s potential investment in other investment companies means shareholders bear their proportionate share of fund expenses and indirectly, the expenses of other investment companies. Fund investments in ETFs may involve tracking error. Preferred securities may involve greater credit risk than other debt instruments.

Nuveen Real Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with MLPs. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, the fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. Common stocks and REITs such as those held in the Fund involve market risk, concentration risk, sector risk, and non-diversification risk. The real estate industry is greatly affected by economic downturns that may persist as well as changes in property values, taxes, and regulatory developments. Foreign investments involve additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. The use of derivatives involves substantial financial risks and transaction costs. Small cap stocks may experience more volatility than large cap stocks.

12	Nuveen Investments

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund.

Effective January 1, 2014, Nuveen Real Asset Income Fund’s dividends from net investment income are declared daily and paid monthly. Prior to January 1, 2014, the Fund’s dividends from net investment income were paid quarterly. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period.

Dividends from net investment income are declared and distributed annually for Nuveen Global Infrastructure Fund and quarterly for Nuveen Real Estate Securities Fund.

If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2014, each Fund had a positive UNII balance, based upon our best estimate, for tax purposes. The Nuveen Global Infrastructure Fund and the Nuveen Real Asset Income Fund had a positive UNII balance, while the Nuveen Real Estate Securities Fund had a negative UNII balance for financial reporting purposes.

In certain instances, a portion of each Fund’s distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital. The composition and per share amounts of each Fund’s distributions for the six months ended June 30, 2014, are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for financial reporting purposes). The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

See accompanying notes to financial statements.

Nuveen Investments	13

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14	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waiver and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	15.27%	27.06%	16.39%	6.45%
Class A Shares at maximum Offering Price	8.65%	19.72%	15.03%	5.49%
S&P Global Infrastructure Index	16.03%	30.42%	14.03%	3.24%
Lipper Specialty/Miscellaneous Funds Classification Average	7.49%	14.55%	13.81%	4.63%

Class C Shares	14.80%	25.98%	15.49%	15.20%
Class R3 Shares	15.08%	26.67%	16.00%	15.68%
Class I Shares	15.46%	27.36%	16.68%	6.71%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.43%	2.18%	1.67%	1.18%
Net Expense Ratios	1.23%	1.98%	1.48%	0.98%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through April 30, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

*	Since inception returns for Class A and Class I Shares, and for the comparative index and Lipper classification average, are from 12/17/07; since inception returns for Class C and Class R3 Shares are from 11/03/08.

16	Nuveen Investments

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	13.72%	16.72%	14.43%
Class A Shares at maximum Offering Price	7.18%	10.01%	12.03%
Barclays U.S. Corporate High Yield Index	5.46%	11.73%	11.66%
Real Asset Income Blend	13.88%	16.20%	12.98%
Lipper Global Flexible Portfolio Funds Classification Average	5.10%	13.59%	9.60%

Class C Shares	13.27%	15.87%	13.58%
Class I Shares	13.85%	17.00%	14.71%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.34%	2.09%	1.10%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through April 30, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

*	Since inception returns are from 9/13/11.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	18.48%	14.09%	23.28%	11.10%
Class A Shares at maximum Offering Price	11.65%	7.54%	21.83%	10.44%
MSCI U.S. REIT Index	17.68%	13.38%	23.84%	9.63%
Lipper Real Estate Funds Classification Average	16.44%	13.05%	22.56%	8.87%

Class C Shares	18.07%	13.25%	22.36%	10.27%
Class R3 Shares	18.36%	13.85%	22.98%	10.83%
Class I Shares	18.61%	14.39%	23.59%	11.38%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class R6 Shares	18.70%	14.58%	4.94%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.25%	2.00%	1.50%	0.88%	1.00%

*	Since inception return for Class R6 Shares is from 4/30/13.

18	Nuveen Investments

Holding

Summaries as of June 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms used in this Report for definitions of terms used within this section.

Nuveen Global Infrastructure Fund

Portfolio Allocation

(% of net assets)

Common Stocks	95.4%
Real Estate Investment Trust (REIT) Common Stocks	2.6%
$25 Par (or similar) Retail Preferred	0.1%
Investment Companies	0.2%
Short-Term Investments	2.1%
Other Assets Less Liabilities	(0.4)%

Country Allocation

(% of net assets)

United States	34.4%
Canada	11.9%
France	7.2%
Hong Kong	6.7%
Italy	6.0%
Australia	5.7%
United Kingdom	4.6%
New Zealand	2.4%
Singapore	2.3%
Other Countries	19.2%
Other Assets Less Liabilities	(0.4)%

Portfolio Composition

(% of net assets)

Transportation Infrastructure	29.2%
Oil, Gas & Consumable Fuels	21.2%
Electric Utilities	12.8%
Multi-Utilities	12.1%
Gas Utilities	4.3%
Other Industries	18.7%
Short-Term Investments	2.1%
Other Assets Less Liabilities	(0.4)%

Top Five Common Stock & REIT Common Stock Holdings

(% of net assets)

Williams Companies, Inc.	4.4%
Enbridge Inc.	4.0%
Atlantia SpA	3.8%
Transurban Group	3.3%
Dominion Resources, Inc.	2.7%

Nuveen Investments	19

Holding Summaries as of June 30, 2014 (continued)

Nuveen Real Asset Income Fund

Portfolio Allocation

(% of net assets)

Common Stocks	23.2%
Real Estate Investment Trust (REIT) Common Stocks	28.8%
Convertible Preferred Securities	1.9%
$25 Par (or similar) Retail Preferred	18.9%
Convertible Bonds	0.4%
Corporate Bonds	13.8%
$1,000 Par (or similar) Institutional Preferred	8.0%
Investment Companies	1.1%
Short-Term Investments	3.4%
Other Assets Less Liabilities	0.5%

Country Allocation

(% of net assets)

United States	66.4%
Australia	5.5%
United Kingdom	4.9%
France	3.4%
Other Countries	19.3%
Other Assets Less Liabilities	0.5%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	14.1%
Electric Utilities	11.1%
Multi-Utilities	8.9%
Health Care	8.7%
Mortgage	8.0%
Oil, Gas & Consumable Fuels	7.8%
Transportation Infrastructure	5.2%
Diversified	4.8%
Independent Power & Renewable Electricity Producers	3.8%
Retail	3.8%
Other Industries	19.9%
Short-Term Investments	3.4%
Other Assets Less Liabilities	0.5%

Top Five Common Stock & REIT Common Stock Holdings

(% of net assets)

Apollo Commercial Real Estate Finance, Inc.	2.1%
National Grid PLC, ADR	2.1%
Colony Financial Inc.	2.1%
Starwood Property Trust Inc.	1.9%
Transurban Group	1.9%

20	Nuveen Investments

Nuveen Real Estate Securities Fund

Portfolio Allocation

(% of net assets)

Common Stocks	1.4%
Real Estate Investment Trust (REIT) Common Stocks	97.6%
$25 Par (or similar) Retail Preferred	0.0%
Investment Companies	0.1%
Investments Purchased with Collateral from Securities Lending	3.8%
Short-Term Investments	0.8%
Other Assets Less Liabilities	(3.7)%

Portfolio Composition

(% of net assets)

Retail	23.9%
Residential	14.7%
Office	11.6%
Health Care	11.2%
Diversified	10.0%
Specialized	9.2%
Hotels	7.7%
Industrial	6.9%
Other Industries	3.9%
Investments Purchased with Collateral from Securities Lending	3.8%
Short-Term Investments	0.8%
Other Assets Less Liabilities	(3.7)%

Top Five Common Stock & REIT Common Stock Holdings

(% of net assets)

Simon Property Group, Inc.	9.6%
Public Storage, Inc.	5.9%
Prologis Inc.	4.6%
Boston Properties, Inc.	4.3%
Equity Residential	4.0%

Nuveen Investments	21

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2014.

The beginning of the period is January 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,152.70	$1,148.00	$1,150.80	$1,154.60
Expenses Incurred During Period	$6.57	$10.55	$7.89	$5.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.70	$1,014.98	$1,017.46	$1,019.93
Expenses Incurred During Period	$6.16	$9.89	$7.40	$4.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.48% and 0.98% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Real Asset Income Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,137.20	$1,132.70	$1,138.50
Expenses Incurred During Period	$6.20	$10.15	$4.88
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.99	$1,015.27	$1,020.23
Expenses Incurred During Period	$5.86	$9.59	$4.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and 0.92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,184.80	$1,180.70	$1,183.60	$1,187.00	$1,186.10
Expenses Incurred During Period	$6.99	$11.03	$8.28	$4.83	$5.64
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.40	$1,014.68	$1,017.21	$1,020.38	$1,019.64
Expenses Incurred During Period	$6.46	$10.19	$7.65	$4.46	$5.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.29%, 2.04%, 1.53%, 0.89% and 1.04% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	23

Nuveen Global Infrastructure Fund

Portfolio of Investments June 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.3%

	COMMON STOCKS – 95.4%

	Air Freight & Logistics – 0.7%

107,785	BPost SA	$2,723,036

1,406,111	Singapore Post Limited	1,956,534
	Total Air Freight & Logistics	4,679,570

	Commercial Services & Supplies – 3.1%

3,669,318	China Everbright International Limited	5,236,202

169,374	Covanta Holding Corporation	3,490,798

1,001,870	K-Green Trust	839,646

142,224	Progressive Waste Solutions Limited	3,650,890

933,825	Shanks Group PLC	1,706,023

65,484	SP Plus Corporation, (2)	1,400,703

58,698	Waste Connections Inc.	2,849,788
	Total Commercial Services & Supplies	19,174,050

	Construction & Engineering – 1.5%

248,780	Ferrovial SA	5,540,746

69,441	Promotora y Operadora de Infraestructura SAB de CV (Pinfra), (2)	926,469

41,400	Vinci S.A.	3,095,221
	Total Construction & Engineering	9,562,436

	Diversified Telecommunication Services – 0.2%

738,012	APT Satellite Holdings Limited	1,089,345

	Electric Utilities – 12.8%

2,239	Acciona SA	200,262

22,978	ALLETE Inc	1,179,920

227,266	Alupar Investimento SA	1,673,509

83,203	Brookfield Infrastructure Partners LP	3,471,229

131,917	Duke Energy Corporation	9,786,922

72,865	Electricite de France S.A.	2,294,804

13,647	Elia System Operator SA NV	689,544

65,942	Emera Incorporated	2,107,944

112,445	Enersis SA, ADR	1,894,698

195,385	Exelon Corporation	7,127,645

24,975	Great Plains Energy Incorporated	671,078

75,691	Hafslund ASA, Class B	641,674

635,334	Iberdrola SA	4,857,004

961,134	Infratil Limited	2,057,519

24	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

77,679	ITC Holdings Corporation	$2,833,730

141,564	NextEra Energy Inc.	14,507,479

101,273	Northeast Utilities	4,787,175

24,367	OGE Energy Corp.	952,262

40,280	Portland General Electric Company	1,396,508

289,345	Power Assets Holdings Limited	2,534,905

1,317,559	Power Grid Corporation of India Limited	3,047,177

141,184	PPL Corporation	5,016,268

16,414	Red Electrica Corporacion SA	1,501,376

1,019,010	Terna-Rete Elettrica Nazionale SpA	5,374,814

193	Unitil Corp.	6,529
	Total Electric Utilities	80,611,975

	Gas Utilities – 4.1%

334,434	ENN Energy Holdings Limited	2,403,485

36,646	GAIL India Limited, GDR	1,694,511

321,799	Hong Kong and China Gas Company Limtied	705,015

694,113	Infraestructura Energitca Nova SAB de CV	3,851,101

44,342	Laclede Group Inc.	2,152,804

18,808	One Gas Inc.	710,002

382,211	Petronas Gas Berhad	2,916,278

154,182	Questar Corporation	3,823,714

28,516	Rubis	1,819,003

294,340	Snam Rete Gas S.p.A	1,773,375

8,900	South Jersey Industries Inc.	537,649

2,286	Southwest Gas Corporation	120,678

2,625,922	Towngas China Company Limited	3,100,122
	Total Gas Utilities	25,607,737

	Independent Power & Renewable Electricity Producers – 2.1%

93,082	Abengoa Yield PLC, (2)	3,520,361

52,802	Brookfield Renewable Energy Partners LP	1,564,523

110,577	CPFL Energias Renovaveis SA, (2)	643,093

55,298	EDP Renovaveis SA	411,763

48,291	Endesa SA Chile, ADR	2,182,753

56,958	Nextera Energy Partners LP, (2)	1,908,663

47,768	Pattern Energy Group Inc.	1,581,598

122,923	TransAlta Renewables Inc.	1,345,523
	Total Independent Power & Renewable Electricity Producers	13,158,277

	Industrial Conglomerates – 0.9%

573,815	Beijing Enterprises Holdings	5,423,197

Nuveen Investments	25

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments June 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Media – 1.4%

204,719	Eutelsat Communications	$7,113,165

46,361	SES SA	1,758,455
	Total Media	8,871,620

	Multi-Utilities – 12.1%

115,111	Canadian Utilities Limited, Class A	4,315,112

146,165	CenterPoint Energy, Inc.	3,733,054

8,120	CMS Energy Corporation	252,938

233,830	Dominion Resources, Inc.	16,723,522

526,241	Duet Group	1,200,850

296,589	GDF Suez	8,165,031

849,273	Hera SpA	2,418,852

216,786	National Grid PLC, ADR	16,124,543

206,504	NiSource Inc.	8,123,867

421,003	Redes Energeticas Nacionais SA	1,550,730

54,040	Sempra Energy	5,658,528

177,838	Suez Environnement Company	3,404,320

89,020	Wisconsin Energy Corporation	4,176,818
	Total Multi-Utilities	75,848,165

	Oil, Gas & Consumable Fuels – 21.2%

35,899	Access Midstream Partners LP	2,281,381

43,091	AltaGas Limited	1,982,012

523,262	Enbridge Inc.	24,839,247

27,250	EQT Midstream Partners LP	2,636,165

175,004	Gibson Energy Incorporated	5,582,809

89,298	Inter Pipeline Limited	2,771,707

49,110	Keyera Corporation	3,617,953

213,304	Kinder Morgan, Inc.	7,734,403

117,316	Koninklijke Vopak NV	5,734,878

49,010	Oiltanking Partners LP	4,628,014

115,944	ONEOK, Inc.	7,893,468

73,520	Plains GP Holdings LP, Class A	2,351,905

30,652	SemGroup Corporation, Class A	2,416,910

2,605,653	Sinopec Kantons Holdings Limited	2,107,949

199,618	Spectra Energy Corporation	8,479,773

7,024	Targa Resources Corporation	980,340

19,178	TC Pipelines LP	990,735

329,607	TransCanada Corporation	15,728,846

51,575	Veresen Inc.	906,266

20,181	Western Gas Partners, Lp	1,543,443

479,533	Williams Companies, Inc.	27,913,616
	Total Oil, Gas & Consumable Fuels	133,121,820

26	Nuveen Investments

Shares	Description (1)	Value

	Road & Rail – 3.7%

243,866	Asciano Limited	$1,294,637

959,378	Aurizon Holdings Limited	4,505,133

2,190,637	ComfortDelGro Corporation	4,392,167

11,888	East Japan Railway Company	936,324

20,915	Genesee & Wyoming Inc., Class A, (2)	2,196,075

509,292	MTR Corporation	1,964,780

681,350	Stagocoach Group PLC	4,384,394

36,269	Union Pacific Corporation	3,617,833
	Total Road & Rail	23,291,343

	Transportation Infrastructure – 29.2%

94,244	Abertis Infraestructuras S.A	2,168,672

65,389	Aeroports de Paris	8,615,267

843,218	Atlantia SpA	24,039,169

2,388,194	Auckland International Airport Limited	8,154,836

142,881	CCR SA	1,167,233

3,206,061	China Merchants Holdings International Company Limited	9,989,984

5,328,786	Cosco Pacific Limited	7,398,036

36,401	Flughafen Wien AG	3,389,385

20,338	Flughafen Zuerich AG	12,499,109

150,851	Fraport AG	10,658,512

778,186	Groupe Eurotunnel SA	10,524,638

30,175	Grupo Aeroportuario Centro Norte, SA, ADR	973,446

40,675	Grupo Aeroportuario del Sureste SA de CV, ADR	5,166,539

6,685,487	Hutchison Port Holdings Trust	4,813,551

4,751,031	International Container Terminal Services, Incorporated	12,081,660

91,699	Japan Airport Terminal Company	2,720,058

2,860,963	Jasa Marga Persero Tbk PT	1,441,945

392,254	Kamigumi Company Limited	3,608,714

519,246	Macquarie Atlas Roads Group	1,601,067

105,706	Mitsubishi Logistics Corporation	1,582,903

536,043	OHL MÉXICO, S.A.B. DE C.V, (2)	1,636,205

343,112	Port of Tauranga Limited	4,641,362

1,064,484	Singapore Airport Terminal Services Limited	2,680,632

303,341	Societa Iniziative Autostradali e Servizi SpA	3,896,123

1,673,522	Sydney Airport	6,659,358

2,941,779	Transurban Group	20,499,487

251,638	Westshore Terminals Investment Corporation, WI/DD	7,690,282

212,548	Wilson Sons Limited	3,208,181
	Total Transportation Infrastructure	183,506,354

Nuveen Investments	27

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments June 30, 2014 (Unaudited)

Shares	Description (1)			Value

	Water Utilities – 2.1%

2,039,941	Aguas Andinas SA. Class A			$1,286,603

56,023	American Water Works Company			2,770,337

63,544	Connecticut Water Service, Inc.			2,152,235

829,948	Guangdong Investment Limited			954,123

1,515,366	Hankore Environment Tech Group Limited, (2)			1,039,087

662,680	Hyflux Limited			627,125

213,052	Pennon Group PLC			2,862,245

44,180	SJW Corporation			1,201,696
	Total Water Utilities			12,893,451

	Wireless Telecommunication Services – 0.3%

2,999,759	Tower Bersama Infrastructure Tbk PT			2,036,952
	Total Common Stocks (cost $495,459,158)			598,876,292

Shares	Description (1)			Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 2.6%

	Specialized – 2.2%

89,171	American Tower Corporation			$8,023,607

64,186	Corrections Corporation of America			2,108,510

45,171	Crown Castle International Corporation			3,354,398
	Total Specialized			13,486,515

	Health Care – 0.4%

1,399,159	Parkway Life Real Estate Investment Trust			2,648,180
	Total Real Estate Investment Trust Common Stocks (cost $12,086,181)			16,134,695

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.1%

	Specialized – 0.1%

4,364	American Tower Corporation	5.250%	N/R	$464,221
	Total $25 Par (or similar) Retail Preferred (cost $436,400)			464,221

Shares	Description (1), (4)			Value

	INVESTMENT COMPANIES – 0.2%

	Gas Utilities – 0.2%

4,220,184	Cityspring Infrastructure Trust			$1,607,657
	Total Investment Companies (cost $1,458,139)			1,607,657
	Total Long-Term Investments (cost $509,439,878)			617,082,865

28	Nuveen Investments

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 2.1%

	Money Market Funds – 2.1%

13,295,716	State Street Institutional Liquid Reserve Fund, 0.060%, (5)	$13,295,716
	Total Short-Term Investments (cost $13,295,716)	13,295,716
	Total Investments (cost $522,735,594) – 100.4%	630,378,581
	Other Assets Less Liabilities – (0.4)%	(2,359,941)
	Net Assets – 100%	$628,018,640

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	29

Nuveen Real Asset Income Fund

Portfolio of Investments June 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.1%

	COMMON STOCKS – 23.2%

	Air Freight & Logistics – 0.6%

54,686	BPost SA	$1,381,565

271,576	Singapore Post Limited	377,885
	Total Air Freight & Logistics	1,759,450

	Commercial Services & Supplies – 0.6%

1,899,747	K-Green Trust	1,592,137

	Construction & Engineering – 0.4%

49,939	Ferrovial SA	1,112,225

	Electric Utilities – 3.7%

90,986	Alupar Investimento SA	669,990

27,513	Brookfield Infrastructure Partners LP	1,147,842

735	Companhia de Transmissao de Energia Eletrica Paulista	9,148

4,417	CPFL Energia SA, ADR	80,389

188,162	EDP Energias do Brasil S.A	923,139

4,337	Electricite de France S.A	136,589

19,352	Hafslund ASA, Class B	164,057

1,711,649	HK Electric Investments Limited, 144A, (2)	1,159,444

131,459	Iberdrola SA	1,004,978

64,546	Infratil Limited	138,175

32,164	Scottish and Southern Energy PLC	862,562

600,795	Terna-Rete Elettrica Nazionale SpA	3,168,920

81,914	Transmissora Alianca de Energia Eletrica SA	734,798
	Total Electric Utilities	10,200,031

	Gas Utilities – 0.2%

98,646	Snam Rete Gas S.p.A	594,334

	Independent Power & Renewable Electricity Producers – 3.4%

37,546	Abengoa Yield PLC, (2)	1,419,990

56,718	Brookfield Renewable Energy Partners LP	1,680,554

20,002	Nextera Energy Partners LP	670,267

30,356	Pattern Energy Group Inc.	1,005,087

413,565	TransAlta Renewables Inc.	4,526,910
	Total Independent Power & Renewable Electricity Producers	9,302,808

	Multi-Utilities – 6.5%

1,378,197	Duet Group	3,144,960

148,548	GDF Suez	4,089,494

30	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities (continued)

78,096	National Grid PLC, ADR	$5,808,780

628,322	Redes Energeticas Nacionais SA	2,314,372

65,404	Suez Environnement Company	1,252,017

552,212	Vector Limited	1,228,063
	Total Multi-Utilities	17,837,686

	Oil, Gas & Consumable Fuels – 2.2%

12,436	Access Midstream Partners LP	790,308

18,370	Arc Logisitics Partners LP	453,372

8,417	DCP Midstream Partners LP	479,769

13,109	OneOK Partners Limited Partnership	768,187

55,946	TC Pipelines LP	2,890,170

41,984	Veresen Inc.	737,735
	Total Oil, Gas & Consumable Fuels	6,119,541

	Real Estate Management & Development – 0.6%

24,209	Brookfield Property Partners, (2)	505,242

2,513,582	Langham Hospitality Investments Limited, 144A	1,151,323
	Total Real Estate Management & Development	1,656,565

	Transportation Infrastructure – 4.8%

1	Abertis Infraestructuras S.A	14

34,737	Grupo Aeroportuario Centro Norte, SA, ADR	1,120,616

4,589,237	Hutchison Port Holdings Trust	3,304,251

1,966	Kobenhavns Lufthavne	1,027,981

14,213	Macquarie Infrastructure Company LLC	886,465

3,025	Singapore Airport Terminal Services Limited	7,618

573	Societa Iniziative Autostradali e Servizi SpA	7,360

396,533	Sydney Airport	1,577,903

751,246	Transurban Group	5,234,981
	Total Transportation Infrastructure	13,167,189

	Water Utilities – 0.2%

259,792	Inversiones Aguas Metropolitanas SA	420,449
	Total Common Stocks (cost $59,121,126)	63,762,415

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 28.8%

	Diversified – 4.8%

57,422	American Realty Capital Properties Inc,	$719,498

110,329	Armada Hoffler Properties Inc.	1,067,985

36,581	Artis Real Estate Investment Trust	539,947

42,563	Investors Real Estate Trust	392,005

Nuveen Investments	31

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments June 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Diversified (continued)

98,376	Lexington Corporate Properties Trust	$1,083,120

103,069	Liberty Property Trust	3,909,407

67,490	Select Income REIT	2,000,404

72,797	Spirit Realty Capital Inc.	826,974

1,048,063	Suntec Real Estate Investment Trust	1,521,368

19,564	WP Carey Inc.	1,259,922
	Total Diversified	13,320,630

	Health Care – 8.7%

78,989	Aviv REIT Inc.	2,225,120

63,106	Health Care REIT, Inc.	3,954,853

143,245	Healthcare Trust of America Inc., Class A	1,724,670

84,990	HealthLease Properties REIT	857,029

71,832	LTC Properties Inc.	2,804,321

231,557	Medical Properties Trust Inc.	3,065,815

15,963	National Health Investors Inc.	998,645

14,180	Omega Healthcare Investors Inc.	522,675

504,278	Parkway Life Real Estate Investment Trust	954,444

192,450	Physicians Realty Trust	2,769,356

44,257	Sabra Health Care Real Estate Investment Trust Inc.	1,270,618

48,291	Senior Housing Properties Trust	1,172,988

37,429	Universal Health Realty Income Trust	1,627,413
	Total Health Care	23,947,947

	Hotels – 0.3%

26,271	Pebblebrook Hotel Trust	698,809

78	Sunstone Hotel Investors Inc.	2,048
	Total Hotels	700,857

	Industrial – 0.7%

324,583	Ascendas Real Estate Investment Trust	598,718

329,717	Mapletree Logistics Trust	308,060

37,728	Monmouth Real Estate Investment Corporation	378,789

297,613	Prologis Property Mexico SA de CV, (2)	631,999
	Total Industrial	1,917,566

	Mortgage – 8.0%

357,149	Apollo Commercial Real Estate Finance, Inc.	5,889,387

142,272	Blackstone Mortgage Trust Inc, Class A	4,125,888

248,594	Colony Financial Inc.	5,772,353

29,118	Newcastle Investment Corporation	139,475

50,926	Northstar Realty Finance Corporation	885,094

220,332	Starwood Property Trust Inc.	5,237,292
	Total Mortgage	22,049,489

32	Nuveen Investments

Shares	Description (1)			Value

	Office – 0.3%

4,477	Digital Realty Trust Inc.			$261,099

36,928	Franklin Street Properties Corporation			464,554
	Total Office			725,653

	Residential – 0.8%

143,908	Campus Crest Communities Inc.			1,246,243

88,660	Independence Realty Trust			838,724
	Total Residential			2,084,967

	Retail – 3.8%

32,857	AmREIT Inc.			601,283

266,466	CapitaMall Trust			422,063

105,890	Excel Trust Inc.			1,411,514

245,199	Inland Real Estate Corporation			2,606,465

39,893	Kite Realty Group Trust			1,047,989

23,758	National Retail Properties, Inc.			883,560

9,653	Realty Income Corporation			428,786

468,932	Scentre Group, (2)			1,414,973

72,469	Urstadt Biddle Properties Inc.			1,513,153
	Total Retail			10,329,786

	Specialized – 1.4%

94,746	Corrections Corporation of America			3,112,406

24,168	Geo Group Inc.			863,521
	Total Specialized			3,975,927
	Total Real Estate Investment Trust Common Stocks (cost $75,053,123)			79,052,822

Shares	Description (1)	Coupon	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.9%

	Electric Utilities – 1.2%

48,000	Exelon Corporation, (4)	6.500%	BBB–	$2,566,080

14,296	NextEra Energy Inc.	5.799%	N/R	815,873
	Total Electric Utilities			3,381,953

	Real Estate Investment Trust – 0.7%

14,711	Alexandria Real Estate Equities Inc., (4)	7.000%	N/R	406,162

41,539	American Homes 4 Rent	5.000%	N/R	1,022,275

5,997	Ramco-Gershenson Properties Trust	7.250%	N/R	367,556
	Total Real Estate Investment Trust			1,795,993
	Total Convertible Preferred Securities (cost $4,828,796)			5,177,946

Nuveen Investments	33

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments June 30, 2014 (Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 18.9%

	Electric Utilities – 2.6%

9,835	Alabama Power Company, (5)	6.450%	A3	$261,857

431,500	APT Pipelines Limited, (5)	7.175%	N/R	436,789

1,953	BGE Capital Trust II	6.200%	Baa1	49,684

59,984	Integrys Energy Group Inc.	6.000%	BBB	1,578,179

18,553	NextEra Energy Inc.	5.700%	BBB	449,168

60,279	NextEra Energy Inc.	5.000%	BBB	1,308,054

32,785	Pacific Gas & Electric Corporation	6.000%	Baa2	908,472

81,402	PPL Capital Funding, Inc.	5.900%	BB+	1,996,791
	Total Electric Utilities			6,988,994

	Marine – 0.6%

41,400	Safe Bulkers Inc., (2)	8.000%	N/R	1,022,125

27,910	Safe Bulkers Inc.	8.000%	N/R	704,169
	Total Marine			1,726,294

	Multi-Utilities – 2.0%

91000	Dominion Resources Inc.	6.375%	BBB	4,788,875

22,172	DTE Energy Company	6.500%	Baa1	578,024
	Total Multi-Utilities			5,366,899

	Oil, Gas & Consumable Fuels – 1.2%

83,592	Atlas Pipeline Partners LP	8.250%	CCC+	2,140,791

44,886	Nustar Logistics Limited Partnership	7.625%	Ba2	1,208,331
	Total Oil, Gas & Consumable Fuels			3,349,122

	Real Estate Investment Trust – 12.5%

43,515	American Homes 4 Rent	5.000%	N/R	1,097,013

473	American Realty Capital Properties Inc.	6.700%	N/R	11,082

6,983	American Tower Corporation, (5)	5.250%	N/R	742,817

9,910	Apartment Investment & Management Company	7.000%	BB–	254,984

60,460	Apartment Investment & Management Company	6.875%	BB–	1,555,636

17,523	Apollo Commercial Real Estate Finance	8.625%	N/R	455,423

23,963	Campus Crest Communities	8.000%	N/R	612,255

50,369	Cedar Shopping Centers Inc., Series A	7.250%	N/R	1,284,410

37,499	Colony Financial Inc.	8.500%	N/R	1,010,973

97,000	Colony Financial Inc., (2)	7.500%	N/R	2,425,000

2,892	Coresite Realty Corporation	7.250%	N/R	72,734

2,212	Corporate Office Properties Trust	7.375%	BB	56,627

35,220	DDR Corporation	6.500%	Baa3	874,513

18,488	DDR Corporation	6.250%	Baa3	441,863

40,105	Digital Realty Trust Inc.	7.375%	Baa3	1,023,881

51	EPR Properties	9.000%	BB	1,585

34	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (3)	Value

	Real Estate Investment Trust (continued)

53,708	Equity Lifestyle Properties Inc.	6.750%		N/R	$1,343,237

2,673	Excel Trust Inc.	8.125%		BB	70,059

1,571	First Potomac Realty Trust	7.750%		N/R	40,767

90,253	General Growth Properties	6.375%		N/R	2,175,097

27,241	Glimcher Realty Trust	7.500%		B1	694,101

50,813	Glimcher Realty Trust	6.875%		B1	1,271,341

7,157	Hersha Hospitality Trust	8.000%		N/R	184,794

45,805	Hersha Hospitality Trust	6.875%		N/R	1,148,331

1,472	Hudson Pacific Properties Inc.	8.375%		N/R	39,023

15,697	Investors Real Estate Trust	7.950%		N/R	410,006

32,455	Kilroy Realty Corporation	6.875%		Ba1	835,716

15,782	Monmouth Real Estate Investment Corp, Class A	7.875%		N/R	413,488

37,122	National Retail Properties Inc.	5.700%		Baa2	847,866

125,883	Northstar Realty Finance Corporation, (2)	8.750%		N/R	3,191,134

23,967	Pebblebrook Hotel Trust	6.500%		N/R	564,663

7,236	Post Properties, Inc., Series A	8.500%		Baa3	457,243

7,836	Retail Properties of America	7.000%		N/R	201,464

20,129	Sabra Health Care Real Estate Investement Trust	7.125%		B2	505,037

49,914	Saul Centers, Inc.	6.875%		N/R	1,260,329

36,022	SL Green Realty Corporation	6.500%		Ba2	882,539

26,623	STAG Industrial Inc.	6.625%		BB	653,861

13,129	Summit Hotel Properties Inc.	9.250%		N/R	356,715

52,166	Summit Hotel Properties Inc.	7.875%		N/R	1,356,316

89,946	Summit Hotel Properties Inc.	7.125%		N/R	2,247,751

33,055	Taubman Centers Incorporated, Series K	6.250%		N/R	796,626

2,792	Terreno Realty Corporation	7.750%		N/R	72,843

19,736	Urstadt Biddle Properties, Class A	7.125%		N/R	501,490
	Total Real Estate Investment Trust				34,442,633
	Total $25 Par (or similar) Retail Preferred (cost $50,361,437)				51,873,942

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.4%

	Oil, Gas & Consumable Fuels – 0.4%

$1,190	DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	$1,130,500
$1,190	Total Convertible Bonds (cost $1,150,140)				1,130,500

Principal Amount (000) (6)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 13.8%

	Building Products – 0.4%

$963	Associated Asphalt Partners LLC, 144A	8.500%	2/15/18	B	$1,018,373

Nuveen Investments	35

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments June 30, 2014 (Unaudited)

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Commercial Services & Supplies – 1.3%

$685		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	$738,088

1,000		Casella Waste Systems Inc.	7.750%	2/15/19	Caa1	1,045,000

931		Covanta Holding Corporation	5.875%	3/01/24	Ba3	962,421

920	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B+	888,056
		Total Commercial Services & Supplies				3,633,565

		Construction & Engineering – 0.3%

5,000	NOK	VV Holding AS, 144A, WI/DD	6.980%	7/10/19	N/R	815,149

		Diversified Financial Services – 0.2%

700		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	707,000

		Diversified Telecommunication Services – 0.7%

1,000		CyrusOne LP Finance	6.375%	11/15/22	B+	1,077,500

800		IntelSat Limited	8.125%	6/01/23	B–	865,000
1,800		Total Diversified Telecommunication Services				1,942,500

		Electric Utilities – 0.4%

600		Intergen NV, 144A	7.000%	6/30/23	B+	619,500

650		Star Energy Geothermal Wayang Windu Limited, 144A	6.125%	3/27/20	B+	663,780
1,250		Total Electric Utilities				1,283,280

		Energy Equipment & Services – 0.3%

750		Exterran Partners LP/EXLP Finance Corporation, 144A	6.000%	10/01/22	B1	761,250

		Gas Utilities – 1.1%

1,000		Ferrellgas LP, 144A	6.750%	1/15/22	B+	1,045,000

600		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	633,000

1,265		Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,280,813
2,865		Total Gas Utilities				2,958,813

		Health Care Equipment & Supplies – 0.4%

1,000		Tenet Healthcare Corporation	6.750%	2/01/20	B3	1,086,250

		Health Care Providers & Services – 1.7%

1,000		Community Health Systems, Inc., Reg S	6.875%	2/01/22	B	1,060,000

1,000		HCA Inc.	5.000%	3/15/24	BB+	1,013,820

600		HealthSouth Corporation	5.750%	11/01/24	BB–	634,500

1,000		Kindred Healthcare Inc., 144A	6.375%	4/15/22	B–	1,005,000

1,000		Select Medical Corporation	6.375%	6/01/21	B–	1,045,000
4,600		Total Health Care Providers & Services				4,758,320

		Independent Power & Renewable Electricity Producers – 0.4%

1,000		Mirant Americas Generation LLC	8.500%	10/01/21	BB–	1,037,500

		Internet Software & Services – 0.3%

832		Equinix Inc.	5.375%	4/01/23	BB	850,720

36	Nuveen Investments

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Marine – 0.4%

$981		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B+	$1,020,240

		Metals & Mining – 0.1%

550		WPE International Cooperatief U.A, 144A	10.375%	9/30/20	CCC	288,750

		Multi-Utilities – 0.4%

600	GBP	RWE AG	7.000%	3/29/49	BBB–	1,114,121

		Oil, Gas & Consumable Fuels – 3.4%

932		Atlas Pipeline LP Finance	5.875%	8/01/23	B+	948,310

1,000		Calumet Specialty Products	7.625%	1/15/22	B+	1,075,000

650		Crestwood Midstream Partners LP, 144A	6.125%	3/01/22	BB	684,125

1,032		Hiland Partners LP/Hiland Partners Finance Corp., 144A	5.500%	5/15/22	B	1,044,900

912		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	966,720

850		Niska Gas Storage Canada ULC Finance Corporation, 144A	6.500%	4/01/19	B	816,000

1,000		Rose Rock Midstream Finance, 144A	5.625%	7/15/22	B1	1,012,500

700		Sabine Pass Liquefaction LLC, 144A	6.250%	3/15/22	BB+	761,250

500		Southern Star Central Corporation, 144A	5.125%	7/15/22	BB+	503,750

500		Tesoro Logistics LP Finance Corporation	6.125%	10/15/21	BB–	533,750

1,017		Western Refining Inc.	6.250%	4/01/21	B+	1,062,765
9,093		Total Oil, Gas & Consumable Fuels				9,409,070

		Real Estate Investment Trust – 0.9%

750		Corrections Corporation of America	4.625%	5/01/23	BB+	735,000

1,000		CTR Partnership LP/CareTrust Capital Corporation, 144A	5.875%	6/01/21	B+	1,007,500

740		Geo Group Inc.	5.875%	1/15/22	B+	777,000
2,490		Total Real Estate Investment Trust				2,519,500

		Real Estate Management & Development – 0.4%

1,000		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	1,015,000

		Road & Rail – 0.4%

1,000		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	1,020,000

		Transportation Infrastructure – 0.3%

10,006	MXN	Concesionaria Mexiquesne SA de CV, 144A	5.950%	12/15/35	BBB	780,878
		Total Corporate Bonds (cost $37,409,523)				38,020,279

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 8.0%

		Commercial Services & Supplies – 0.7%

$1,965		Royal Capital BV	8.375%	N/A (7)	N/R	$2,085,789

		Construction & Engineering – 1.1%

3,068		PHBS Limited	6.625%	N/A (7)	N/R	3,114,020

Nuveen Investments	37

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments June 30, 2014 (Unaudited)

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Electric Utilities – 3.2%

$1,680		AES Gener SA, 144A	8.375%	12/18/73	Ba2	$1,885,800

1,895		Electricite de France, 144A	5.625%	N/A (7)	A3	1,980,844

1,503		Electricite de France, 144A	5.250%	N/A (7)	A3	1,533,255

1,140		FPL Group Capital Inc.	6.350%	10/01/66	BBB	1,124,325

670	GBP	NGG Finance PLC	5.625%	6/18/73	BBB	1,205,403

680	EUR	Tennet Holding BV	6.655%	N/A (7)	BBB	1,044,042
		Total Electric Utilities				8,773,669

		Energy Equipment & Services – 1.2%

2,225	EUR	Origin Energy Finance Limited	7.875%	6/16/71	BB+	3,294,176

		Oil, Gas & Consumable Fuels – 0.6%

1,500		Odebrecht Oil and Gas Finance, 144A	7.000%	N/A (7)	BBB–	1,548,750

		Transportation Infrastructure – 0.1%

250	EUR	Eurogate GmbH	6.750%	N/A (7)	N/R	362,865

		Water Utilities – 1.1%

1,600	GBP	Pennon Group PLC	6.750%	N/A (7)	N/R	2,925,041
		Total $1,000 Par (or similar) Institutional Preferred (cost $21,180,475)				22,104,310

Shares		Description (1), (8)				Value

		INVESTMENT COMPANIES – 1.1%

		Diversified Other – 0.5%

627,844		John Laing Infrastructure Fund				$1,252,858

		Gas Utilities – 0.2%

1,595,656		Cityspring Infrastructure Trust				607,857

		Real Estate Management & Development – 0.4%

577,271		Starwood European Real Estate Finance Limited				1,017,579
		Total Investment Companies (cost $2,707,424)				2,878,294
		Total Long-Term Investments (cost $251,812,044)				264,000,508

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 3.4%

$9,353		Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $9,353,224, collateralized by $9,090,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $9,544,500	0.000%	7/01/14		$9,353,224
		Total Short-Term Investments (cost $9,353,224)				9,353,224
		Total Investments (cost $261,165,268) – 99.5%				273,353,732
		Other Assets Less Liabilities – 0.5%				1,426,033
		Net Assets – 100%				$274,779,765

38	Nuveen Investments

Investments in Derivatives as of June 30, 2014

Future Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	Short	(92)	9/14	$(10,990,406)	$11,569

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	For fair value measurement disclosure purposes, Convertible Preferred Securities classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	For fair value measurement disclosure purposes, $25 Par (or similar) Retail Structures classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	Perpetual security. Maturity date is not applicable.

(8)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

N/A	Not applicable.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

MXN	Mexican Peso

NOK	Norwegian Krone

See accompanying notes to financial statements.

Nuveen Investments	39

Nuveen Real Estate Securities Fund

Portfolio of Investments June 30, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.1%

	COMMON STOCKS – 1.4%

	Capital Markets – 0.0%

60,447	HFF Inc., Class A	$2,248,024

	Health Care Providers & Services – 0.2%

448,728	Capital Senior Living Corporation, (2), (3)	10,697,676

	Hotels, Restaurants & Leisure – 0.6%

1,089,675	Hilton Worldwide Holdings Inc., (2)	25,389,428

	Real Estate Management & Development – 0.6%

35,878	Brookfield Asset Management, Inc., Class A	1,579,350

722,748	Brookfield Property Partners, (2), (3)	15,083,751

265,923	Forest City Enterprises, Inc., Class A, (2)	5,283,890

8,685,189	Langham Hospitality Investments Limited	3,978,170
	Total Real Estate Management & Development	25,925,161
	Total Common Stocks (cost $55,728,450)	64,260,289

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 97.6%

	Diversified – 10.0%

174,679	American Assets Trust Inc	$6,035,159

360,824	American Realty Capital Properties Inc,	4,521,125

1,497	Armada Hoffler Properties Inc.	14,491

4,203,268	Cousins Properties, Inc.	52,330,687

634,246	Duke Realty Corporation	11,517,907

1,011,256	Empire State Realty Trust Inc., Class A	16,685,724

1,058,189	Fibra Uno Administracion SA	3,710,411

150,854	Investors Real Estate Trust	1,389,365

1,537,878	Liberty Property Trust	58,331,713

1,043,321	PS Business Parks Inc., (3)	87,106,870

694,841	Select Income REIT	20,595,087

833,884	Spirit Realty Capital Inc.	9,472,922

1,543,066	Vornado Realty Trust, (3)	164,691,434

427,089	Washington Real Estate Investment Trust	11,095,772

222,098	WP Carey Inc.	14,303,111
	Total Diversified	461,801,778

	Health Care – 11.2%

134,228	Aviv REIT Inc.	3,781,203

2,546,514	Health Care Property Investors Inc.	105,374,749

40	Nuveen Investments

Shares	Description (1)	Value

	Health Care (continued)

2,692,735	Health Care REIT, Inc., (3)	$168,753,702

383,915	Healthcare Realty Trust, Inc.	9,759,119

837,515	Healthcare Trust of America Inc., Class A	10,083,681

590,976	LTC Properties Inc.	23,071,703

631,030	Medical Properties Trust Inc.	8,354,837

260,181	National Health Investors Inc.	16,276,923

228,212	Omega Healthcare Investors Inc., (3)	8,411,894

6,337,950	Parkway Life Real Estate Investment Trust, (3)	11,995,799

1,200,919	Physicians Realty Trust	17,281,224

791,860	Sabra Health Care Real Estate Investment Trust Inc.	22,734,301

160,356	Senior Housing Properties Trust	3,895,047

82,369	Universal Health Realty Income Trust, (3)	3,581,404

1,570,281	Ventas Inc., (3)	100,655,012
	Total Health Care	514,010,598

	Hotels – 7.7%

6,786	Chesapeake Lodging Trust	205,141

1,452,818	DiamondRock Hospitality Company	18,625,127

2,444,783	Hersha Hospitality Trust, Class A	16,404,494

2,438,779	Host Hotels & Resorts Inc.	53,677,526

9,238	LaSalle Hotel Properties	326,009

512,359	Pebblebrook Hotel Trust	18,936,789

4,063,650	RLJ Lodging Trust	117,398,849

196,534	Strategic Hotels & Resorts Inc., (2), (3)	2,301,413

4,006,494	Summit Hotel Properties Inc., (3)	42,468,836

5,688,497	Sunstone Hotel Investors Inc.	84,929,260
	Total Hotels	355,273,444

	Industrial – 6.9%

3,681,655	DCT Industrial Trust Inc.	30,226,388

2,425	EastGroup Properties Inc.	155,758

251,222	First Industrial Realty Trust, Inc.	4,733,022

517,459	Mapletree Logistics Trust	483,471

5,164,043	Prologis Inc.	212,190,527

6,679,576	Prologis Property Mexico SA de CV, (2)	14,184,478

922,951	Rexford Industrial Realty Inc.	13,142,822

2,130,640	Terreno Realty Corporation	41,185,271
	Total Industrial	316,301,737

	Mortgage – 2.4%

418,837	Apollo Commercial Real Estate Finance, Inc.	6,906,622

1,304,115	Blackstone Mortgage Trust Inc, Class A	37,819,335

Nuveen Investments	41

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments June 30, 2014 (Unaudited)

Shares	Description (1)	Value

	Mortgage (continued)

1,249,136	Colony Financial Inc.	$29,004,938

34,331	Newcastle Investment Corporation, (4)	16,136

487,853	Northstar Realty Finance Corporation	8,478,885

1,181,413	Starwood Property Trust Inc.	28,082,187
	Total Mortgage	110,308,103

	Office – 11.6%

357,316	Alexandria Real Estate Equities Inc.	27,742,014

3,190,647	BioMed Realty Trust Inc.	69,651,824

1,680,013	Boston Properties, Inc.	198,543,936

340,547	CyrusOne Inc.	8,479,620

460,966	Digital Realty Trust Inc., (3)	26,883,537

376,519	Douglas Emmett Inc.	10,625,366

447,180	Dupont Fabros Technology Inc.	12,055,973

853,733	Highwoods Properties, Inc., (3)	35,814,099

1,378,541	Hudson Pacific Properties Inc.	34,932,229

919,262	Kilroy Realty Corporation	57,251,637

43,269	Mack-Cali Realty Corporation	929,418

847,814	Parkway Properties Inc.	17,507,359

303,403	SL Green Realty Corporation	33,195,322
	Total Office	533,612,334

	Residential – 14.7%

1,351,652	American Campus Communities Inc.	51,687,172

733,932	American Homes 4 Rents, Class A	13,034,632

360,915	Apartment Investment & Management Company, Class A	11,646,727

1,034,575	AvalonBay Communities, Inc.	147,106,219

859,995	Camden Property Trust	61,188,644

37,842	Campus Crest Communities Inc.	327,712

1,173,451	Education Realty Trust Inc.	12,602,864

2,932,523	Equity Residential, (3)	184,748,949

476,531	Essex Property Trust Inc.	88,115,347

321,722	Home Properties New York, Inc.	20,577,339

912,969	Mid-America Apartment Communities	66,692,385

124,037	Post Properties, Inc.	6,631,018

414,032	UDR Inc.	11,853,736
	Total Residential	676,212,744

	Retail – 23.9%

1,411,610	Acadia Realty Trust	39,652,125

4,013	Alexander’s Inc., (3)	1,482,683

447,495	AmREIT Inc., Class B, (3)	8,189,159

42	Nuveen Investments

Shares	Description (1)	Value

	Retail (continued)

581,802	Brixmor Property Group Inc.	$13,352,356

273,585	CBL & Associates Properties Inc.	5,198,115

362,341	Cedar Shopping Centers Inc., (3)	2,264,631

6,076,927	Developers Diversified Realty Corporation, (3)	107,136,223

1,046,486	Equity One Inc.	24,686,605

557,356	Excel Trust Inc.	7,429,555

658,068	Federal Realty Investment Trust	79,573,583

2,731,201	General Growth Properties Inc.	64,347,096

1,105,979	Glimcher Realty Trust	11,977,753

834,498	Inland Real Estate Corporation	8,870,714

871,286	Kimco Realty Corporation	20,022,152

4,831,671	Kite Realty Group Trust, (3)	29,666,460

451,767	Macerich Company	30,155,447

599,412	National Retail Properties, Inc., (3)	22,292,132

699,669	Ramco-Gershenson Properties Trust	11,628,499

49,752	Regency Centers Corporation, (3)	2,770,191

421,851	Retail Opportunity Investments Corporation	6,635,716

201,834	Retail Properties of America Inc., Class A	3,104,207

97,567	Rouse Properties Inc.	1,669,371

9,200	Saul Centers Inc.	447,120

1,033,774	Scentre Group, (2)	3,119,355

2,643,583	Simon Property Group, Inc., (3)	439,574,981

1,336,929	Tanger Factory Outlet Centers	46,752,407

699,487	Taubman Centers Inc.	53,028,109

586,414	Urstadt Biddle Properties Inc., Class A	12,244,324

1,712,475	Washington Prime Group Inc., (2)	32,091,782

201,089	Weingarten Realty Trust, (3)	6,603,763

829,674	Westfield Corporation	5,593,747
	Total Retail	1,101,560,361

	Specialized – 9.2%

320,079	American Tower Corporation	28,800,708

228,091	Corrections Corporation of America	7,492,789

324,698	Crown Castle International Corporation	24,112,073

584,104	CubeSmart	10,700,785

545,384	Extra Space Storage Inc.	29,041,698

177,657	Geo Group Inc.	6,347,685

1,590,848	Public Storage, Inc., (3)	272,591,805

605,198	Sovran Self Storage Inc.	46,751,553
	Total Specialized	425,839,096
	Total Real Estate Investment Trust Common Stocks (cost $3,311,833,108)	4,494,920,195

Nuveen Investments	43

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments June 30, 2014 (Unaudited)

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0%

	Real Estate Investment Trust – 0.0%

97,367	Summit Hotel Properties Inc., (3)	7.875%	N/R	$2,531,542
	Total $25 Par (or similar) Retail Structures (cost $2,434,175)			2,531,542

Shares	Description (1), (6)			Value

	INVESTMENT COMPANIES – 0.1%

	Real Estate Management & Development – 0.1%

2,167,851	Starwood European Real Estate Finance Limited			$3,821,341
	Total Investment Companies (cost $3,496,534)			3,821,341
	Total Long-Term Investments (cost $3,373,492,267)			4,565,533,367

Shares	Description (1)			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 3.8%

	Money Market Funds – 3.8%

173,478,492	Mount Vernon Securities Lending Prime Portfolio, 0.185%, (7), (8)			$173,478,492
	Total Investments Purchased with Collateral from Securities Lending (cost $173,478,492)			173,478,492

Shares	Description (1)			Value

	SHORT-TERM INVESTMENTS – 0.8%

	Money Market Funds – 0.8%

34,778,975	First American Treasury Obligations Fund, Class Z, 0.000%, (7)			$34,778,975
	Total Short-Term Investments (cost $34,778,975)			34,778,975
	Total Investments (cost $3,581,749,734) – 103.7%			4,773,790,838
	Other Assets Less Liabilities – (3.7)%			(171,848,099)
	Net Assets – 100%			$4,601,942,736

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end the reporting period was $169,341,029.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Nuveen funds’ Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of

Assets and Liabilities	June 30, 2014 (Unaudited)

	Global Infrastructure	Real Asset Income	Real Estate Securities
Assets
Long-term investments, at value (cost $509,439,878, $251,812,044 and $3,373,492,267, respectively)	$617,082,865	$264,000,508	$4,565,533,367
Short-term investments, at value (cost approximates value)	13,295,716	9,353,224	34,778,975
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	—	173,478,492
Cash	—	1,107,125	112,308
Cash collateral at brokers(1)	—	15,000	—
Cash denominated in foreign currencies (cost $52,251, $458,427 and $—, respectively)	52,433	433,692	—
Receivable for:
Dividends	1,562,805	1,500,675	15,660,706
Due from broker	—	—	24,142
Interest	1,845	888,941	—
Investments sold	11,985,334	9,490,438	41,139,432
Reclaims	157,861	23,785	22,762
Shares sold	3,289,822	5,340,819	11,485,175
Other assets	7,579	50	96,174
Total assets	647,436,260	292,154,257	4,842,331,533
Liabilities
Payable for:
Collateral from securities lending program	—	—	173,478,492
Dividends	—	42,173	7,156,066
Investments purchased	17,065,513	16,531,393	42,721,067
Shares redeemed	1,489,782	493,312	11,452,195
Variation margin on futures contracts	—	6,469	—
Accrued expenses:
Management fees	387,842	150,610	3,108,050
Directors fees	10,550	1,031	121,154
12b-1 distribution and service fees	60,050	42,151	242,623
Other	403,883	107,353	2,109,150
Total liabilities	19,417,620	17,374,492	240,388,797
Net assets	$628,018,640	$274,779,765	$4,601,942,736
Class A Shares
Net assets	$211,100,471	$78,795,525	$720,014,616
Shares outstanding	17,684,050	3,224,713	31,580,589
Net asset value (“NAV”) per share	$11.94	$24.43	$22.80
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$12.67	$25.93	$24.19
Class C Shares
Net assets	$23,839,953	$34,426,297	$82,167,691
Shares outstanding	2,019,641	1,409,131	3,685,047
NAV and offering price per share	$11.80	$24.43	$22.30
Class R3 Shares
Net assets	$258,439	—	$67,611,546
Shares outstanding	21,405	—	2,925,813
NAV and offering price per share	$12.07	—	$23.11
Class R6 Shares
Net assets	—	—	$205,038,010
Shares outstanding	—	—	8,869,038
NAV and offering price per share	—	—	$23.12
Class I Shares
Net assets	$392,819,777	$161,557,943	$3,527,110,873
Shares outstanding	32,855,669	6,611,554	152,831,822
NAV and offering price per share	$11.96	$24.44	$23.08
Net assets consist of:
Capital paid-in	$481,158,617	$258,454,288	$3,366,322,017
Undistributed (Over-distribution of) net investment income	5,620,909	182,340	(21,539,304)
Accumulated net realized gain (loss)	33,600,983	3,964,502	65,117,894
Net unrealized appreciation (depreciation)	107,638,131	12,178,635	1,192,042,129
Net assets	$628,018,640	$274,779,765	$4,601,942,736
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investment in derivatives.

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of

Operations	Six Months Ended June 30, 2014 (Unaudited)

	Global Infrastructure	Real Asset Income	Real Estate Securities
Investment Income
Dividend (net of foreign tax withheld of $1,052,179, $282,336 and $101,320, respectively)	$8,276,500	$4,460,391	$60,954,310
Interest	4,092	1,375,677	257,662
Securities lending income, net	—	—	193,823
Total investment income	8,280,592	5,836,068	61,405,795
Expenses
Management fees	2,515,023	693,818	17,628,891
12b-1 service fees – Class A(1)	181,296	72,039	848,230
12b-1 distribution and service fees – Class C	105,507	139,255	383,026
12b-1 distribution and service fees – Class R3	521	—	155,380
Shareholder servicing agent fees and expenses	474,939	101,661	3,315,373
Custodian fees and expenses	201,666	61,460	346,526
Directors fees and expenses	7,592	2,302	59,590
Professional fees	48,446	28,120	140,637
Shareholder reporting expenses	56,148	13,402	364,161
Federal and state registration fees	32,219	38,786	74,444
Other expenses	5,729	5,199	28,855
Total expenses before fee waiver/expense reimbursement	3,629,086	1,156,042	23,345,113
Fee waiver/expense reimbursement	(626,047)	(105,246)	—
Net expenses	3,003,039	1,050,796	23,345,113
Net investment income (loss)	5,277,553	4,785,272	38,060,682
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	28,085,168	4,397,688	145,923,586
Futures contracts	—	(66,279)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	46,561,200	14,919,644	539,891,968
Futures contracts	—	11,569	—
Net realized and unrealized gain (loss)	74,646,368	19,262,622	685,815,554
Net increase (decrease) in net assets from operations	$79,923,921	$24,047,894	$723,876,236

(1)	Includes 12b-1 distribution and service fees incurred on Real Estate Securities’ Class B Shares during the period. Class B Shares of Real Estate Securities converted to Class A Shares at the close of business on June 23, 2014, and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Global Infrastructure		Real Asset Income
	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$5,277,553	$12,601,904	$4,785,272	$5,112,659
Net realized gain (loss) from:
Investments and foreign currency	28,085,168	29,308,323	4,397,688	2,318,291
Futures contracts	—	—	(66,279)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	46,561,200	32,174,470	14,919,644	(4,290,270)
Futures contracts	—	—	11,569	—
Net increase (decrease) in net assets from operations	79,923,921	74,084,697	24,047,894	3,140,680
Distributions to Shareholders
From net investment income:
Class A	—	(1,665,053)	(1,393,137)	(2,130,351)
Class B	—	—	—	—
Class C	—	(166,661)	(572,575)	(769,597)
Class R3	—	(1,812)	—	—
Class R6	—	—	—	—
Class I	—	(10,257,950)	(2,435,381)	(2,659,739)
From accumulated net realized gains:
Class A	—	(3,830,961)	—	(1,085,838)
Class B	—	—	—	—
Class C	—	(796,967)	—	(511,398)
Class R3	—	(5,660)	—	—
Class R6	—	—	—	—
Class I	—	(21,492,340)	—	(1,146,313)
Return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(38,217,404)	(4,401,093)	(8,303,236)
Fund Share Transactions
Proceeds from sale of shares	168,494,003	386,701,678	141,897,009	140,616,830
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	14,768,121	4,158,630	7,667,003
	168,494,003	401,469,799	146,055,639	148,283,833
Cost of shares redeemed	(272,950,460)	(114,890,535)	(23,422,147)	(52,808,373)
Net increase (decrease) in net assets from Fund share transactions	(104,456,457)	286,579,264	122,633,492	95,475,460
Net increase (decrease) in net assets	(24,532,536)	322,446,557	142,280,293	90,312,904
Net assets at the beginning of period	652,551,176	330,104,619	132,499,472	42,186,568
Net assets at the end of period	$628,018,640	$652,551,176	$274,779,765	$132,499,472
Undistributed (Over-distribution of) net investment income at the end of period	$5,620,909	$343,356	$182,340	$(201,839)

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Changes in Net Assets (Unaudited) (continued)

	Real Estate Securities
	Six Months Ended 6/30/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$38,060,682	$67,142,785
Net realized gain (loss) from:
Investments and foreign currency	145,923,586	234,979,977
Futures contracts	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	539,891,968	(260,427,676)
Futures contracts	—	—
Net increase (decrease) in net assets from operations	723,876,236	41,695,086
Distributions to Shareholders
From net investment income:
Class A(1)	(7,810,385)	(9,392,460)
Class B	—	(7,352)
Class C	(595,450)	(431,481)
Class R3	(646,068)	(734,437)
Class R6(2)	(2,387,702)	(585,383)
Class I	(42,051,860)	(55,808,963)
From accumulated net realized gains:
Class A	—	(42,735,214)
Class B	—	(101,601)
Class C	—	(4,981,271)
Class R3	—	(3,902,065)
Class R6(2)	—	(4,703,048)
Class I	—	(212,236,645)
Return of capital:
Class A	—	(4,535,932)
Class B	—	(10,937)
Class C	—	(489,980)
Class R3	—	(431,311)
Class R6(2)	—	(258,478)
Class I	—	(21,459,498)
Decrease in net assets from distributions to shareholders	(53,491,465)	(362,806,056)
Fund Share Transactions
Proceeds from sale of shares	746,623,336	1,627,912,622
Proceeds from shares issued to shareholders due to reinvestment of distributions	39,857,553	265,259,924
	786,480,889	1,893,172,546
Cost of shares redeemed	(808,337,409)	(1,728,304,096)
Net increase (decrease) in net assets from Fund share transactions	(21,856,520)	164,868,450
Net increase (decrease) in net assets	648,528,251	(156,242,520)
Net assets at the beginning of period	3,953,414,485	4,109,657,005
Net assets at the end of period	$4,601,942,736	$3,953,414,485
Undistributed (Over-distribution of) net investment income at the end of period	$(21,539,304)	$(6,108,521)

(1)	Includes distributions to shareholders of Class B Shares during the period. Class B Shares of the Fund converted to Class A Shares at the close of business on June 23, 2014, and are no longer available through an exchange from other Nuveen mutual funds.

(2)	Class R6 Shares were established and commenced operations on April 30, 2013.

See accompanying notes to financial statements.

48	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	49

Financial

Highlights (Unaudited)

Global Infrastructure

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/07)
Year Ended 12/31
2014(g)	$10.35	$.11	$1.48	$1.59	$—	$—	$—	$11.94
2013	9.56	.21	1.17	1.38	(.16)	(.43)	(.59)	10.35
2012	8.59	.21	1.12	1.33	(.20)	(.16)	(.36)	9.56
2011(e)	8.87	.04	.03	.07	(.13)	(.22)	(.35)	8.59
Year Ended 10/31
2011	9.42	.20	(.11)	.09	(.16)	(.48)	(.64)	8.87
2010	7.80	.16	1.58	1.74	(.12)	—	(.12)	9.42
2009	6.43	.16	1.29	1.45	(.08)	—	(.08)	7.80
Class C (11/08)
Year Ended 12/31
2014(g)	10.27	.06	1.47	1.53	—	—	—	11.80
2013	9.49	.13	1.17	1.30	(.09)	(.43)	(.52)	10.27
2012	8.53	.13	1.11	1.24	(.12)	(.16)	(.28)	9.49
2011(e)	8.75	.03	.03	.06	(.06)	(.22)	(.28)	8.53
Year Ended 10/31
2011	9.32	.14	(.12)	.02	(.11)	(.48)	(.59)	8.75
2010	7.75	.09	1.57	1.66	(.09)	—	(.09)	9.32
2009(d)	6.48	.11	1.24	1.35	(.08)	—	(.08)	7.75
Class R3 (11/08)
Year Ended 12/31
2014(g)	10.48	.09	1.50	1.59	—	—	—	12.07
2013	9.68	.19	1.18	1.37	(.14)	(.43)	(.57)	10.48
2012	8.68	.18	1.15	1.33	(.17)	(.16)	(.33)	9.68
2011(e)	8.95	.04	.02	.06	(.11)	(.22)	(.33)	8.68
Year Ended 10/31
2011	9.40	.05	(.02)	.03	—	(.48)	(.48)	8.95
2010	7.78	.13	1.59	1.72	(.10)	—	(.10)	9.40
2009(d)	6.48	.14	1.24	1.38	(.08)	—	(.08)	7.78
Class I (12/07)
Year Ended 12/31
2014(g)	10.35	.10	1.51	1.61	—	—	—	11.96
2013	9.57	.24	1.17	1.41	(.20)	(.43)	(.63)	10.35
2012	8.62	.23	1.13	1.36	(.25)	(.16)	(.41)	9.57
2011(e)	8.92	.04	.03	.07	(.15)	(.22)	(.37)	8.62
Year Ended 10/31
2011	9.46	.23	(.12)	.11	(.17)	(.48)	(.65)	8.92
2010	7.82	.18	1.59	1.77	(.13)	—	(.13)	9.46
2009	6.43	.17	1.30	1.47	(.08)	—	(.08)	7.82

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

15.27%	$211,100	1.46	%*	1.77	%*	1.23	%*	2.01	%*	77%
14.73	107,137	1.43		1.87		1.23		2.07		166
15.52	68,763	1.43		2.08		1.24		2.28		200
.81	51,681	1.64	*	2.38	*	1.23	*	2.79	*	42

.97	54,697	1.62		1.86		1.25		2.24		273
22.56	57,594	1.88		1.30		1.25		1.93		314
22.76	19,901	2.47		1.12		1.25		2.34		299

14.80	23,840	2.21	*	.82	*	1.98	*	1.05	*	77
13.90	20,127	2.18		1.11		1.98		1.31		166
14.58	14,291	2.19		1.25		1.99		1.45		200
.62	10,767	2.39	*	1.64	*	1.98	*	2.05	*	42

.37	10,674	2.38		1.14		2.00		1.53		273
21.62	8,103	2.63		.51		2.00		1.14		314
21.00	3,034	3.22	*	.37	*	2.00	*	1.59	*	299

15.08	258	1.72	*	1.43	*	1.48	*	1.67	*	77
14.40	138	1.67		1.61		1.48		1.81		166
15.36	128	1.66		1.67		1.49		1.84		200
.68	7	1.89	*	1.94	*	1.48	*	2.38	*	42

.36	15	2.05		(.03)		1.50		.55		273
22.27	8	2.13		.91		1.50		1.54		314
21.48	6	2.72	*	.93	*	1.50	*	2.15	*	299

15.46	392,820	1.20	*	1.69	*	.98	*	1.91	*	77
15.03	525,149	1.18		2.12		.98		2.33		166
15.78	246,922	1.18		2.32		.99		2.51		200
.85	117,085	1.39	*	2.65	*	.98	*	3.06	*	42

1.28	112,697	1.38		2.12		1.00		2.51		273
22.92	87,980	1.63		1.50		1.00		2.13		314
23.14	36,595	2.22		1.35		1.00		2.57		299

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period November 3, 2008 (commencement of operations) through October 31, 2009.
(e)	For the two months ended December 31, 2011.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended June 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (Unaudited) (continued)

Real Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/11)
2014(f)	$22.01	$.59	$2.39	$2.98	$(.56)	$—	$(.56)	$24.43
2013	22.27	1.14	.21	1.35	(1.12)	(.49)	(1.61)	22.01
2012	20.38	1.22	2.21	3.43	(1.13)	(.41)	(1.54)	22.27
2011(d)	20.00	.26	.35	.61	(.23)	—	(.23)	20.38
Class C (9/11)
2014(f)	22.01	.49	2.40	2.89	(.47)	—	(.47)	24.43
2013	22.26	.99	.19	1.18	(.94)	(.49)	(1.43)	22.01
2012	20.37	1.08	2.19	3.27	(.97)	(.41)	(1.38)	22.26
2011(d)	20.00	.21	.35	.56	(.19)	—	(.19)	20.37
Class I (9/11)
2014(f)	22.01	.64	2.38	3.02	(.59)	—	(.59)	24.44
2013	22.27	1.21	.19	1.40	(1.17)	(.49)	(1.66)	22.01
2012	20.38	1.24	2.24	3.48	(1.18)	(.41)	(1.59)	22.27
2011(d)	20.00	.27	.36	.63	(.25)	—	(.25)	20.38

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

13.72%	$78,796	1.29	%*	5.01	%*	1.17	%*	5.12	%*	49%
6.13	49,174	1.34		4.87		1.17		5.05		141
17.22	10,365	1.68		5.06		1.17		5.57		177
3.06	52	2.12	*	3.34	*	1.18	*	4.28	*	65

13.27	34,426	2.04	*	4.18	*	1.92	*	4.30	*	49
5.38	24,648	2.09		4.19		1.92		4.37		141
16.36	4,479	2.33		4.51		1.92		4.92		177
2.82	51	2.87	*	2.59	*	1.93	*	3.53	*	65

13.85	161,558	1.04	*	5.50	*	.92	*	5.62	*	49
6.40	58,677	1.10		5.11		.92		5.29		141
17.50	27,343	1.52		5.10		.92		5.70		177
3.13	10,159	1.87	*	3.60	*	.93	*	4.54	*	65

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 13, 2011 (commencement of operations) through December 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended June 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (Unaudited) (continued)

Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (9/95)
Year Ended 12/31
2014(g)	$19.46	$.17	$3.42	$3.59	$(.25)	$—	$—	$(.25)	$22.80
2013	21.02	.27	(.06)	.21	(.29)	(1.35)	(.13)	(1.77)	19.46
2012	18.76	.28	3.07	3.35	(.43)	(.66)	—	(1.09)	21.02
2011(d)	18.84	.09	.05	.14	(.11)	(.11)	—	(.22)	18.76
Year Ended 10/31
2011	17.58	.29	1.43	1.72	(.22)	(.24)	—	(.46)	18.84
2010	12.44	.32	5.20	5.52	(.38)	—	—	(.38)	17.58
2009	12.67	.41	(.16)	.25	(.34)	—	(.14)	(.48)	12.44
Class C (2/00)
Year Ended 12/31
2014(g)	19.03	.08	3.35	3.43	(.16)	—	—	(.16)	22.30
2013	20.59	.12	(.08)	.04	(.12)	(1.35)	(.13)	(1.60)	19.03
2012	18.39	.12	3.01	3.13	(.27)	(.66)	—	(.93)	20.59
2011(d)	18.46	.06	.05	.11	(.07)	(.11)	—	(.18)	18.39
Year Ended 10/31
2011	17.23	.14	1.41	1.55	(.08)	(.24)	—	(.32)	18.46
2010	12.21	.19	5.12	5.31	(.29)	—	—	(.29)	17.23
2009	12.44	.34	(.17)	.17	(.26)	—	(.14)	(.40)	12.21
Class R3 (9/01)
Year Ended 12/31
2014(g)	19.72	.15	3.46	3.61	(.22)	—	—	(.22)	23.11
2013	21.29	.23	(.08)	.15	(.24)	(1.35)	(.13)	(1.72)	19.72
2012	18.99	.23	3.12	3.35	(.39)	(.66)	—	(1.05)	21.29
2011(d)	19.07	.08	.05	.13	(.10)	(.11)	—	(.21)	18.99
Year Ended 10/31
2011	17.79	.24	1.46	1.70	(.16)	(.26)	—	(.42)	19.07
2010	12.57	.31	5.24	5.55	(.33)	—	—	(.33)	17.79
2009	12.79	.39	(.16)	.23	(.31)	—	(.14)	(.45)	12.57
Class R6 (4/13)
2014(g)	19.72	.25	3.43	3.68	(.28)	—	—	(.28)	23.12
2013(e)	24.06	.31	(2.94)	(2.63)	(.23)	(1.35)	(.13)	(1.71)	19.72
Class I (6/95)
Year Ended 12/31
2014(g)	19.70	.20	3.46	3.66	(.28)	—	—	(.28)	23.08
2013	21.26	.35	(.08)	.27	(.35)	(1.35)	(.13)	(1.83)	19.70
2012	18.97	.35	3.09	3.44	(.49)	(.66)	—	(1.15)	21.26
2011(d)	19.05	.10	.05	.15	(.12)	(.11)	—	(.23)	18.97
Year Ended 10/31
2011	17.77	.34	1.45	1.79	(.24)	(.27)	—	(.51)	19.05
2010	12.57	.36	5.26	5.62	(.42)	—	—	(.42)	17.77
2009	12.79	.47	(.19)	.28	(.36)	—	(.14)	(.50)	12.57

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

18.48%	$720,015	1.29	%*	1.57	%*	1.29	%*	1.57	%*	44%
1.04	634,978	1.25		1.25		1.25		1.25		89
18.07	750,073	1.28		1.33		1.26		1.35		76
.72	722,221	1.31	*	2.82	*	1.28	*	2.86	*	21

9.94	732,181	1.28		1.54		1.27		1.55		103
44.82	686,148	1.24		2.04		1.24		2.04		133
2.82	287,493	1.27		3.81		1.27		3.81		117

18.07	82,168	2.04	*	.81	*	2.04	*	.81	*	44
.25	72,172	2.00		.56		2.00		.56		89
17.19	69,935	2.03		.57		2.01		.60		76
.60	59,469	2.06	*	2.06	*	2.03	*	2.09	*	21

9.13	60,812	2.04		.76		2.02		.77		103
43.76	52,732	1.99		1.26		1.99		1.26		133
2.09	17,632	2.02		3.26		2.02		3.26		117

18.36	67,612	1.53	*	1.35	*	1.53	*	1.35	*	44
.75	59,238	1.50		1.02		1.50		1.02		89
17.80	72,742	1.53		1.09		1.51		1.12		76
.66	62,888	1.56	*	2.59	*	1.53	*	2.62	*	21

9.68	63,335	1.54		1.30		1.52		1.31		103
44.54	47,970	1.48		1.99		1.48		1.99		133
2.62	46,382	1.52		3.61		1.52		3.61		117

18.70	205,038	.89	*	2.37	*	.89	*	2.37	*	44
(10.88)	79,796	.88	*	2.15	*	.88	*	2.15	*	89

18.61	3,527,111	1.04	*	1.83	*	1.04	*	1.83	*	44
1.32	3,105,950	1.00		1.56		1.00		1.56		89
18.34	3,214,954	1.03		1.62		1.01		1.65		76
.78	2,280,291	1.06	*	3.08	*	1.03	*	3.12	*	21

10.24	2,271,583	1.04		1.79		1.02		1.80		103
45.16	1,630,989	.99		2.29		.99		2.29		133
3.11	660,342	1.02		4.39		1.02		4.39		117

(d)	For the two months ended December 31, 2011.
(e)	For the period April 30, 2013 (commencement of operations) through December 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended June 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investment Objectives and Principal Investment Strategies

Global Infrastructure’s investment objective is to seek long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities issued by U.S. and non-U.S. infrastructure-related companies. Infrastructure-related companies include companies involved in the ownership, development, construction, renovation, financing or operation of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets.

Equity securities in which the Fund invests include common and preferred stocks, publicly-traded units of master limited partnerships (“MLPs”), and real estate investment trusts (“REITs”). The Fund may also invest in exchange traded funds (“ETFs”) and other investment companies (“investment companies”). The Fund may invest in companies of any size, including small- and mid-capitalization companies.

The Fund’s investments include infrastructure-related securities of non-U.S. issuers. Under normal market conditions, the Fund will invest at least 40% of its net assets in securities of non-U.S. issuers and, in any case, will invest at least 30% of its net assets in such issuers.

The Fund diversifies its investments among a number of different countries throughout the world. Up to 25% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Real Asset Income’s investment objective is to seek a high level of current income. The secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in securities issued by real asset related companies that are generating income at the time of purchase. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies, if not in one of these sectors or industries, that (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing, or sale of real assets, or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed

56	Nuveen Investments

primarily to provide investment exposure to real assets. The categories of real assets on which the Fund will focus its investments are infrastructure and real estate.

The Fund will invest in both equity securities and debt securities, but will not invest more than 40% of its net assets in debt securities. All or a portion of the Fund’s debt securities may be rated lower than investment grade (BB/Ba or lower). Equity securities in which the Fund may invest may be of any market capitalization, including small- and mid-capitalization companies, and include common stock, preferred securities, hybrid securities and convertible securities, as well as interests in REITs, exchange-traded notes (“ETNs”), other investment companies (including ETFs) and equity securities issued by MLPs. Debt securities in which the Fund may invest include corporate debt obligations, mortgage-backed securities (“MBS”) and debt securities issued by MLPs.

The Fund will invest in non-U.S. securities, but will limit its exposure to emerging markets to 50% of its net assets at the time of purchase.

The infrastructure assets that Global Infrastructure and Real Asset Income invests consists of the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Real Estate Securities’ investment objective is to provide above average current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Each Fund may utilize derivatives, including options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts. The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class B Shares

During the current fiscal period, Real Estate Securities offered Class B Shares. Effective at the close of business on June 23, 2014, Class B Shares of Real Estate Securities were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of June 30, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Outstanding when-issued/delayed delivery purchase commitments	$243,265	$817,423	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Real Estate Securities. Prior to January 1, 2014, Real Asset Income’s dividends from net investment income were declared and distributed to shareholders quarterly. Effective January 1, 2014, Real Asset Income’s dividends from net investment income are declared daily and distributed to shareholders monthly, and Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Real Asset Income and Real Estate Securities receive substantial distributions from holdings in REITs. REIT distributions received by the Funds are generally comprised of ordinary income, long-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the fiscal year ended December 31, 2013, the character of distributions to Real Asset Income and Real Estate Securities from the REITs was 85.04% and 72.54% ordinary income, 5.42% and 16.62% long-term capital gains, and 9.54% and 10.85% return of REIT capital, respectively.

For the fiscal year ended December 31, 2013, the Funds applied the actual character of distributions reported by the REITs in which the Funds invest to their receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Funds treated the distributions as ordinary income.

For the six months ended June 30, 2014, the Funds applied the actual percentages for the fiscal year ended December 31, 2013, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Funds adjust that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2013, are reflected in the accompanying financial statements.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incurred a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares were held by the investor (CDSC was reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of Global Infrastructure and Real Estate Securities that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Prior to January 1, 2014, income and expenses of Real Asset Income that were not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Effective January 1, 2014, income and expenses of Real Asset Income that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class.

58	Nuveen Investments

Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees and expenses” on the Statement of Operations, which are prorated among the classes based on the relative net assets of each class, and are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

As of June 30, 2014, Real Asset Income was invested in repurchase agreements and Real Estate Securities was entered into securities lending transactions that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Nuveen funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Nuveen funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Infrastructure	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$598,876,292	$—	$—	$598,876,292
Real Estate Investment Trust Common Stocks	16,134,695	—	—	16,134,695
$25 Par (or similar) Retail Preferred	—	464,221	—	464,221
Investment Companies	1,607,657	—	—	1,607,657
Short-Term Investments:
Money Market Funds	13,295,716	—	—	13,295,716
Total	$629,914,360	$464,221	$—	$630,378,581
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

60	Nuveen Investments

Real Asset Income	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$63,762,415	$—		$—	$63,762,415
Real Estate Investment Trust Common Stocks	79,052,822	—		—	79,052,822
Convertible Preferred Securities	2,205,704	2,972,242	***	—	5,177,946
$25 Par (or similar) Retail Preferred	50,432,479	1,441,463	***	—	51,873,942
Convertible Bonds	—	1,130,500		—	1,130,500
Corporate Bonds	—	38,020,279		—	38,020,279
$1,000 Par (or similar) Institutional Preferred	—	22,104,310		—	22,104,310
Investment Companies	2,878,294	—		—	2,878,294
Short-Term Investments:
Repurchase Agreements	—	9,353,224		—	9,353,224
Investments in Derivatives:
Futures Contracts**	11,569	—		—	11,569
Total	$198,343,283	$75,022,018		$—	$273,365,301

Real Estate Securities
Long-Term Investments*:
Common Stocks	$64,260,289	$—	$—		$64,260,289
Real Estate Investment Trust Common Stocks	4,494,904,059	—	16,136	***	4,494,920,195
$25 Par (or similar) Retail Preferred	2,531,542	—	—		2,531,542
Investment Companies	3,821,341	—	—		3,821,341
Investments Purchased with Collateral from Securities Lending	173,478,492	—	—		173,478,492
Short-Term Investments:
Money Market Funds	34,778,975	—	—		34,778,975
Total	$4,773,774,698	$—	$16,136		$4,773,790,834
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2 and Level 3.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Global Infrastructure and Real Asset Income invest in non-U.S. securities. As of June 30, 2014, each Fund’s investments in non-U.S. securities were as follows:

Global Infrastructure	Value	% of Net Assets
Country:
Canada	$74,538,592	11.9%
France	45,031,449	7.2
Hong Kong	42,119,915	6.7
Italy	37,502,334	6.0
Australia	35,760,532	5.7
United Kingdom	28,597,566	4.6
New Zealand	14,853,717	2.4
Singapore	14,751,940	2.3
Other countries	121,112,592	19.2
Total non-U.S. securities	$414,268,637	66.0%

Real Asset Income	Value	% of Net Assets
Country:
Australia	$15,103,782	5.5%
United Kingdom	13,474,636	4.9
France	9,412,647	3.4
Other countries	53,013,797	19.3
Total non-U.S. securities	$91,004,862	33.1%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased and options written, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased and options written are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased and options written,” respectively, on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutions. The Fund’s policy is to receive cash collateral equal to at least

62	Nuveen Investments

102% of the value of securities loaned, which is recognized as “Collateral from securities lending program“ on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Fund’s custodian serves as the securities lending agent for the Fund. The Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Real Estate Securities	U.S. Bank	$169,341,029	$(169,341,029)	$—
*	As of June 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by the Fund during the six months ended June 30, 2014, were as follows:

Real Estate Securities
Securities lending fees paid	$29,159

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for Real Asset Income that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Real Asset Income	Fixed Income Clearing Corporation	$9,353,244	$(9,353,244)	$—
*	As of June 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended June 30, 2014, Real Asset Income shorted five-year U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the six months ended June 30, 2014, was as follows:

Real Asset Income
Average notional amount of futures contracts outstanding*	$3,663,469
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Fund as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Real Asset Income
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$11,569
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not cash collateral at brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the six months ended June 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Real Asset Income	Interest rate	Futures contracts	$(66,279)	$11,569

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

64	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Infrastructure
	Six Months Ended 6/30/14		Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,496,233	$114,583,302	5,588,179	$58,082,505
Class C	227,458	2,465,529	588,366	5,974,441
Class R3	9,041	97,220	9,318	95,677
Class I	4,878,818	51,347,952	32,076,549	322,549,055
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	518,746	5,293,844
Class C	—	—	88,078	885,185
Class R3	—	—	725	7,473
Class I	—	—	839,817	8,581,619
	15,611,550	168,494,003	39,709,778	401,469,799
Shares redeemed:
Class A	(3,162,532)	(33,084,922)	(2,951,809)	(30,304,376)
Class C	(166,920)	(1,776,748)	(222,964)	(2,269,796)
Class R3	(839)	(9,270)	(10,089)	(104,418)
Class I	(22,743,310)	(238,079,520)	(7,997,102)	(82,211,945)
	(26,073,601)	(272,950,460)	(11,181,964)	(114,890,535)
Net increase (decrease)	(10,462,051)	$(104,456,457)	28,527,814	$286,579,264

	Real Asset Income
	Six Months Ended 6/30/14		Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,391,958	$32,617,552	2,431,065	$56,055,103
Class C	370,552	8,647,842	989,023	22,751,237
Class I	4,306,086	100,631,615	2,674,471	61,810,490
Shares issued to shareholders due to reinvestment of distributions:
Class A	58,093	1,360,234	138,474	3,082,882
Class C	22,606	528,555	53,642	1,190,666
Class I	96,386	2,269,841	151,998	3,393,455
	6,245,681	146,055,639	6,438,673	148,283,833
Shares redeemed:
Class A	(459,558)	(10,517,564)	(800,797)	(18,021,111)
Class C	(103,980)	(2,366,828)	(123,929)	(2,805,802)
Class I	(456,483)	(10,537,755)	(1,388,622)	(31,981,460)
	(1,020,021)	(23,422,147)	(2,313,348)	(52,808,373)
Net increase (decrease)	5,225,660	$122,633,492	4,125,325	$95,475,460

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

	Real Estate Securities
	Six Months Ended 6/30/14		Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,874,527	$82,716,383	7,757,954	$170,369,837
Class A – automatic conversion of Class B Shares	55,742	1,264,559	—	—
Class B – exchanges	2	48	872	19,723
Class C	362,886	7,669,677	1,013,600	21,965,292
Class R3	496,510	10,863,054	991,198	22,034,952
Class R6	5,588,131	120,881,599	3,419,556	74,250,553
Class R6 – exchange of Class I Shares	—	—	973,923	23,432,591
Class I	24,105,996	523,228,016	59,285,439	1,315,839,674
Shares issued to shareholders due to reinvestment of distributions:
Class A	344,005	7,604,514	2,758,391	54,751,181
Class B	210	4,374	6,006	115,283
Class C	19,382	419,534	215,600	4,145,216
Class R3	28,753	644,867	252,051	5,063,989
Class R6	90,633	2,033,602	206,976	4,087,394
Class I	1,301,847	29,150,662	9,806,899	197,096,861
	36,268,624	786,480,889	86,688,465	1,893,172,546
Shares redeemed:
Class A	(5,326,256)	(112,789,549)	(13,565,549)	(295,538,106)
Class B	(10,482)	(215,949)	(34,477)	(720,628)
Class B – automatic conversion to Class A Shares	(57,242)	(1,264,559)	—	—
Class C	(489,429)	(10,181,220)	(834,178)	(17,485,554)
Class R3	(602,978)	(12,885,901)	(1,656,763)	(36,613,220)
Class R6	(856,807)	(19,124,476)	(553,374)	(12,003,650)
Class I	(30,271,400)	(651,875,755)	(61,623,386)	(1,342,510,347)
Class I – exchange to Class R6 Shares	—	—	(973,923)	(23,432,591)
	(37,614,594)	(808,337,409)	(79,241,650)	(1,728,304,096)
Net increase (decrease)	(1,345,970)	$(21,856,520)	7,446,815	$164,868,450

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the six months ended June 30, 2014, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Purchases	$428,416,425	$208,880,924	$1,874,892,037
Sales and maturities	521,994,252	88,625,748	1,883,062,136

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

66	Nuveen Investments

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Cost of investments	$527,694,760	$261,649,934	$3,664,853,162
Gross unrealized:
Appreciation	$110,246,709	$13,191,078	$1,192,486,547
Depreciation	(7,562,888)	(1,487,280)	(83,548,875)
Net unrealized appreciation (depreciation) of investments	$102,683,821	$11,703,798	$1,108,937,672

Permanent differences, primarily due to the federal taxes paid, REIT adjustments, investments in partnerships, foreign currency reclassifications, investments in passive foreign investment companies, complex securities character adjustments, return of capital distributions and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2013, the Funds’ last tax year end, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Capital paid-in	$82,639	$(7,809)	$(27,125,473)
Undistributed (Over-distribution of) net investment income	(100,749)	295,049	44,651,348
Accumulated net realized gain (loss)	18,110	(287,240)	(17,525,875)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Funds’ last tax year end, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Undistributed net ordinary income[1]	$8,933,670	$96,767	$—
Undistributed net long-term capital gains	2,206,442	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$34,609,305	$7,909,220	$149,471,076
Distributions from net long-term capital gains	3,608,099	394,016	186,148,844
Return of capital	—	—	27,186,136
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Post-October capital losses[2]	$—	$111,764	$2,297,862
Late-year ordinary losses[3]	345,926	—	1,420,244
[2]	Capital losses incurred from November 1, 2013 through December 31, 2013, the Funds’ last tax year end.
[3]	Specified losses incurred from November 1, 2013 through December 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Infrastructure Fund-Level Fee Rate	Real Asset Income Fund-Level Fee Rate	Real Estate Securities Fund-Level Fee Rate
For the first $125 million	.7500%	.6000%	.7000%
For the next $125 million	.7375	.5875	.6875
For the next $250 million	.7250	.5750	.6750
For the next $500 million	.7125	.5625	.6625
For the next $1 billion	.7000	.5500	.6500
For net assets over $2 billion	.6750	.5250	.6250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and (except for Real Asset Income) making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Global Infrastructure	.1730%
Real Asset Income	.1653
Real Estate Securities	.1825

The Adviser has agreed to waive fees and/or reimburse expenses through April 30, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% and 0.95% of the average daily net assets of any class of Fund shares of Global Infrastructure and Real Asset Income, respectively.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

68	Nuveen Investments

During the six months ended June 30, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Sales charges collected	$48,107	$195,665	$81,382
Paid to financial intermediaries	42,130	175,839	71,131

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended June 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Commission advances	$22,524	$108,034	$71,271

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the six months ended June 30, 2014, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
12b-1 fees retained	$20,948	$84,836	$70,654

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended June 30, 2014, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
CDSC retained	$6,921	$1,715	$4,370

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Fund’s financial statements or footnote disclosures.

9. Subsequent Events

As previously described in Note 1 – General Information and Significant Accounting Policies, Agreement and Plan of Merger, the new investment management agreements and the new sub-advisory agreements have been approved by shareholders of the Funds.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Nuveen Investments	69

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodians

State Street Bank & Trust Company

Boston, MA 02111

U.S. Bank National Association*

Milwaukee, WI 53202

Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

* For Nuveen Real Estate Securities Fund.

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

70	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Corporate High Yield Index: An index that covers the universe of fixed-rate, non-investment-grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA Merrill Lynch U.S. Preferred Fixed Rate Index: An index that consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA Merrill Lynch REIT Preferred Stock Index: An unmanaged index of investment grade Real Estate Investment Trust (REIT) preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Flexible Portfolio Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Specialty/Miscellaneous Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Specialty/Miscellaneous Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts (REITs). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Real Asset Income Blend: A custom index comprised of a weighting of 33% Standard & Poor’s (S&P) Global Infrastructure Index, 12% BofA Merrill Lynch U.S. Preferred Fixed Rate Index, 15% MSCI U.S. REIT Index, 20% BofA

Nuveen Investments	71

Glossary of Terms Used in this Report (Unaudited) (continued)

Merrill Lynch REIT Preferred Stock Index and 20% Barclays U.S. Corporate High Yield Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Global Infrastructure Index: An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

72	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

74	Nuveen Investments

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under each respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

76	Nuveen Investments

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Nuveen Real Asset Income Fund (the “Real Asset Income Fund”), which did not exist for part of the foregoing time frame). This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•

The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

relevant Performance Peer Groups, including the Real Asset Income Fund, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following:

Nuveen Global Infrastructure Fund (the “Global Infrastructure Fund”) and Nuveen Real Estate Securities Fund (the “Real Estate Fund”) had satisfactory performance compared to their peers. In this regard, the Global Infrastructure Fund performed in the second or third quartile over various periods and the Real Estate Fund performed in the third quartile in the one-year period, the second quartile in the three-year period and the first quartile in the five-year period.

With respect to the Real Asset Income Fund, the Board noted that the Fund’s Performance Peer Group was classified as less relevant as noted above and, as such, the Board considered the Fund’s performance compared to its benchmark. In this regard, however, the Board noted that the Real Asset Income Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their peer averages, except the Real Estate Fund, which had a net management fee that was slightly higher than its peer average, but a net expense ratio that was below its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

80	Nuveen Investments

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

82	Nuveen Investments

Notes

Nuveen Investments	83

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FREGIF-0614D        2834-INV-B08/15

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: September 5, 2014

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: September 5, 2014